UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.	REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Balanced Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

21 Portfolio Summary

23 Investment Portfolio

67 Financial Statements

71 Financial Highlights

76 Notes to Financial Statements

89 Report of Independent Registered Public Accounting Firm

90 Tax Information

91 Investment Management Agreement Approval

96 Summary of Management Fee Evaluation by Independent Fee Consultant

101 Trustees and Officers

105 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset categories generally limits risk, the risk remains that the investment advisor may favor an asset category that performed poorly relative to other asset categories. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read the prospectus for details regarding the fund's risk.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2008 are 0.94%, 1.91%, 1.77% and 0.70% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Balanced Fund	1-Year	3-Year	5-Year	10-Year
Class A	-28.25%	-4.75%	-.86%	.39%
Class B	-28.34%	-4.95%	-1.27%	-.28%
Class C	-28.85%	-5.57%	-1.71%	-.48%
Institutional Class	-27.99%	-4.47%	-.54%	.75%
Russell 1000® Index+	-36.80%	-5.51%	.37%	.75%
Barclays Capital US Aggregate Index++	.30%	3.60%	3.48%	5.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 7.11	$ 7.15	$ 7.10	$ 7.12
10/31/07	$ 10.25	$ 10.30	$ 10.22	$ 10.26
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .23	$ .21	$ .15	$ .25
Capital Gain Distributions	$ .05	$ .05	$ .05	$ .05
Tax Return of Capital	$ .04	$ .04	$ .04	$ .04
Class A Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	317	of	509	63
3-Year	303	of	375	81
5-Year	215	of	257	84
10-Year	123	of	143	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Barclays Capital US Aggregate Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,763	$8,144	$9,026	$9,801
	Average annual total return	-32.37%	-6.61%	-2.03%	-.20%
Class B	Growth of $10,000	$6,957	$8,430	$9,295	$9,720
	Average annual total return	-30.43%	-5.53%	-1.45%	-.28%
Class C	Growth of $10,000	$7,115	$8,420	$9,172	$9,527
	Average annual total return	-28.85%	-5.57%	-1.71%	-.48%
Russell 1000 Index+	Growth of $10,000	$6,320	$8,435	$10,188	$10,779
	Average annual total return	-36.80%	-5.51%	.37%	.75%
Barclays Capital US Aggregate Index++	Growth of $10,000	$10,030	$11,119	$11,867	$16,290
	Average annual total return	.30%	3.60%	3.48%	5.00%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Balanced Fund — Institutional Class [] Russell 1000 Index+ [] Barclays Capital US Aggregate Index++

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$720,100	$871,900	$973,400	$1,077,300
	Average annual total return	-27.99%	-4.47%	-.54%	.75%
Russell 1000 Index+	Growth of $1,000,000	$632,000	$843,500	$1,018,800	$1,077,900
	Average annual total return	-36.80%	-5.51%	.37%	.75%
Barclays Capital US Aggregate Index++	Growth of $1,000,000	$1,003,000	$1,111,900	$1,186,700	$1,629,000
	Average annual total return	.30%	3.60%	3.48%	5.00%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2008 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Balanced Fund	1-Year	3-Year	Life of Class*
Class S	-28.11%	-4.56%	-3.25%
Russell 1000 Index+	-36.80%	-5.51%	-3.53%
Barclays Capital US Aggregate Index++	.30%	3.60%	3.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 7.11
10/31/07	$ 10.25
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .24
Capital Gain Distributions	$ .05
Tax Return of Capital	$ .04
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	310	of	509	61
3-Year	296	of	375	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class S [] Russell 1000 Index+ [] Barclays Capital US Aggregate Index++

Comparative Results as of 10/31/08
DWS Balanced Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$7,189	$8,694	$8,865
	Average annual total return	-28.11%	-4.56%	-3.25%
Russell 1000 Index+	Growth of $10,000	$6,320	$8,435	$8,791
	Average annual total return	-36.80%	-5.51%	-3.53%
Barclays Capital US Aggregate Index++	Growth of $10,000	$10,030	$11,119	$11,286
	Average annual total return	.30%	3.60%	3.43%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 757.20	$ 756.60	$ 753.30	$ 757.90	$ 758.60
Expenses Paid per $1,000*	$ 4.24	$ 4.77	$ 7.98	$ 3.40	$ 3.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,020.31	$ 1,019.71	$ 1,016.04	$ 1,021.27	$ 1,021.42
Expenses Paid per $1,000*	$ 4.88	$ 5.48	$ 9.17	$ 3.91	$ 3.76
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.96%	1.08%	1.81%	.77%	.74%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management International GmbH ("DeAMi"); a US registered investment advisor, is a subadvisor for the fund. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

Portfolio Management Team

The fund is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the fund's overall investment strategy. Each portfolio management team has authority over all aspects of the portfolio of the fund's investment portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Mortgage Backed Securities: New York.

• Joined the fund in 2005.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Mortgage Backed Securities: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

John Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

• BS, University of Maryland; MBA, William & Mary.

J. Richard Robben, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

• BA, Bellarmine University.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Asset Allocation Portfolio Manager: New York.

• Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

• Joined the fund in 2005.

• BS, MS, Moscow State University; MBA, University of Chicago.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth Portfolio Selection Team.

• Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large-cap investment team.

• BBA, MBA, University of Wisconsin — Madison.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Asset Allocation Senior Portfolio Manager: New York.

• Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

• Joined the fund in 2005.

• BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Quantitative strategies: New York.

• Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Joined the fund in 2007.

• BA and MBA, University of Miami.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: NewYork.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2007.

• BA, University of Connecticut.

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2008.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

• B.S., Carlson School of Management, University of Minnesota.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

Thomas Schuessler, PhD

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

• US and Global Fund Management: Frankfurt.

• Joined the fund in 2008.

• PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Michael Sieghart, CFA

Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.

• Joined DWS Investment GmbH: Frankfurt in 1997.

• Senior fund manager of global and European equities: Frankfurt.

• Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

In the following interview, the portfolio management team discusses the stock and bond markets, portfolio management strategy, and the resulting performance of DWS Balanced Fund for the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last 12 months?

A: In the mid-year report for this fund, we described the six-month period ended April 30, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the US but throughout the world. Credit markets have become so intolerant of risk that they are essentially frozen. The US government has taken unprecedented actions to support weakened financial institutions, but markets remain very weak.

Essentially all US equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -36.60% for the period.1 There was little difference between the returns of large-cap stocks and small-cap stocks: the large-cap Russell 1000® Index posted a return of -36.80% for the 12 months ended October 31, 2008, while the small-cap Russell 2000® Index returned -34.16%.2 International markets were even weaker than the US market: the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which tracks performance of foreign equity markets, posted a return of -46.62%.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index . The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

In the bond market, we have seen unprecedented spreads between yields of corporate bonds and US Treasury securities, which are considered not to carry credit risk.4 The only bonds with positive returns were those with little or no credit risk: the Merrill Lynch 1-3 Year Treasury Index returned 6.85%.5 The Barclays Capital US Aggregate Index, which measures return of the US bond market as a whole, returned 0.30%, but the return of the Barclays Capital US Corporate High-Yield Index, which measures performance of the high-yield bond market, was -25.81%.6

4 The yield spread is the difference between the yields of two types of bonds with comparable maturities but different levels of credit risk.
5 The Merrill Lynch 1-3 Year Treasury Index is an index of US Treasury securities with maturities of one to three years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of intermediate-term returns on US Treasury securities.
6 The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value weighted measure of Treasury issues, corporate bond issues and mortgage securities. The Barclays Capital US Corporate High-Yield Index (name changed from Lehman Brothers US Corporate High-Yield Index, effective November 3, 2008) is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Balanced Fund managed?

A: The fund is invested in many types of securities including common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities, and certain derivatives. The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions. Generally, most securities are from US issuers, but the fund may invest up to 25% of total assets in foreign securities.

We allocate the fund's assets among various asset categories, including growth and value stocks of large capitalization companies, small capitalization companies, and investment-grade and high-yield debt securities. We review the allocation among the various asset categories periodically and adjust the allocation based on current or expected market conditions or to manage risk.

Within each asset category, we may select securities using several different strategies that employ a variety of quantitative and qualitative techniques. Each strategy is managed by a team of portfolio managers that specializes in a particular asset category, representing both fundamental and quantitative management styles. (Fundamental analysis refers to the use of all available information about a possible investment, such as earnings growth, management capability, industry trends, a company's financial strength and quantitative measures, to determine value. Quantitative management uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.)

The fund has undergone a transition in the last year, the essence of which was increased diversification across more asset classes and access to additional managers. Previously, assets were allocated among five asset classes: large-cap growth stocks, large-cap value stocks, small-cap stocks, core fixed-income and high-yield bonds. Beginning in December 2007, we added international equities, and new managers assumed responsibility for some of the existing categories within the equity portion of the portfolio.

We expanded the Global Tactical Asset Allocation (GTAA) strategy to apply to the whole fund. Previously, this strategy was used only on the fixed-income portion of the portfolio, and it used only bond and currency assets. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), is designed to add value by benefiting from short-term mispricings within global equity, bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings.7 It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.

7 Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.

Q: How did the fund perform over the last year?

A: For the 12 months ended October 31, 2008, the return of DWS Balanced Fund (Class A shares) was -28.25%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes. The return of the equity benchmark, the Russell 1000 Index, over this period was -36.80%. The fixed-income benchmark, the Barclays Capital US Aggregate Index returned 0.30% over this period.

We also compare returns with those of the fund's Lipper peer group of Mixed-Asset Target Allocation Moderate Funds.8 For the 12 months ended October 31, 2008, the fund's return was below the -26.48% average return of this group.

Q: What were the main determinants of the fund's performance?

A: The main reason for the fund's underperformance relative to its blended benchmark was underperformance of the underlying strategies. The exceptions were the large-cap growth sleeve, quantitative international sleeve and the high-yield sleeve, each of which outperformed its respective benchmark.

The large-cap growth sleeve made the largest positive contribution to performance, benefiting from both sector allocation and stock selection. As the markets continued to react negatively to the unwinding credit cycle, strategic overweights in health care and energy sectors added to performance.9 Active positions in Gilead Sciences, Inc., Johnson & Johnson, EOG Resources, Inc. and Devon Energy Corp. also added to performance.

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
9 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% in equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The quantitative international equity sleeve also added value. Overweight positions in utilities, particularly in Japan, Australia and Hong Kong, were significant drivers of performance. Also significant were the underweight positions in financials, particularly in the UK and Germany.

The high-yield sleeve added value as well. An overweight to some of the less cyclical sectors such as health care, aerospace/defenses and utilities helped performance. An underweight to retail and housing sectors also helped. Additionally, the portfolio favored higher-quality B- and BB/B-rated names over the lower-quality CCC-rated names during a time when higher-quality securities outperformed.

Unfortunately, the strong performance of these three strategies relative to their benchmarks did not offset underperformance of the other strategies in the very difficult market conditions experienced over the last year.

The core fixed-income strategy had the greatest negative impact over the last 12 months. Overweights in non-agency mortgage-backed bonds and other asset-backed bonds detracted from performance in an extremely illiquid market. Although the fund's investments have been almost exclusively in bonds with the highest credit ratings where credit problems are minimal, deleveraging across the financial markets has pushed bond prices down and yield spreads to extremely wide levels.

The iGAP strategy performance was also a detractor over the last 12 months. During this period this strategy underperformed primarily due to its positioning in equity and currency markets. In equity markets, short positions in Japan, France and Germany contributed to returns, while long positions in Hong Kong, Canada and the US detracted. In currencies, the bias toward the Norwegian krone detracted from performance, as the value of Norway's currency dropped relative to other currencies. In addition, the fall in energy prices also had a detrimental effect on the Norwegian economy. A long position in the Singapore dollar also detracted, as this currency dropped more in value than the short positions in the euro and British pound sterling, as investors rushed towards liquidity and the perceived safety of the US dollar. Although the bond positions in the overlay added value, this was not enough to offset the losses in the currency and equity positions.

The quantitative US equity sleeves underperformed, as overweights in economically sensitive sectors including capital goods, consumer durables and financials detracted from performance. The fundamental large-cap value sleeve detracted slightly, mainly because of a position in energy stocks, as a sharp drop in global demand led to a substantial decline in oil prices, accompanied by falling prices of energy stocks.

The fundamental international sleeve detracted due to weak stock selection within the consumer discretionary, consumer staples and energy sectors. Also, an overweighting in emerging markets was negative for performance, as these markets sold off sharply as many investors sought to reduce risk in their portfolios.

Q: Do you have other comments for shareholders?

A: DWS Balanced Fund gives shareholders an opportunity to invest in a wide variety of domestic and international asset classes. We believe that the broad diversification offered by this fund is especially important in difficult market conditions such as those experienced over the last year. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our asset coverage universe and increase diversification among managers and investment styles.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Common Stocks	56%	60%
Cash Equivalents	10%	4%
Corporate Bonds	8%	12%
Government & Agency Obligations	8%	2%
Mortgage-Backed Securities Pass-Throughs	8%	3%
Commercial and Non-Agency Mortgage-Backed Securities	7%	14%
Collateralized Mortgage Obligations	2%	2%
Asset Backed	1%	2%
Senior Bank Loans	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Senior Bank Loans)	10/31/08	10/31/07

Financials	17%	17%
Health Care	15%	11%
Information Technology	12%	13%
Energy	12%	13%
Consumer Staples	11%	8%
Industrials	9%	11%
Consumer Discretionary	8%	13%
Utilities	6%	4%
Materials	5%	5%
Telecommunication Services	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2008 (6.6% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.8%
2. Microsoft Corp. Developer of computer software	0.8%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	0.7%
4. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	0.7%
5. Johnson & Johnson Provider of health care products	0.7%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.6%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.6%
8. JPMorgan Chase & Co. Provider of global financial services	0.6%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.6%
10. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Shares	Value ($)

Common Stocks 57.1%
Consumer Discretionary 4.3%
Auto Components 0.3%
Aisin Seiki Co., Ltd.	400	6,952
ArvinMeritor, Inc.	26,700	158,064
Autoliv, Inc.	8,200	175,152
BorgWarner, Inc.	22,100	496,587
Bridgestone Corp.	1,000	17,331
Compagnie Generale des Etablissements Michelin "B"	332	17,102
Continental AG	298	12,266
Denso Corp.	700	13,824
Fuel Systems Solutions, Inc.*	6,600	187,770
GKN PLC	2,953	5,698
Goodyear Tire & Rubber Co.*	69,700	621,724
Lear Corp.*	30,000	60,300
Magna International, Inc. "A"	1,200	40,262
Nokian Renkaat Oyj	28,602	375,549
Rieter Holding AG (Registered)	52	9,016
Stanley Electric Co., Ltd.	600	7,785
Stoneridge, Inc.*	34,600	196,874
Toyota Industries Corp.	400	9,148
WABCO Holdings, Inc.	38,200	701,734
		3,113,138
Automobiles 0.1%
Bayerische Motoren Werke (BMW) AG	271	7,015
Daimler AG (Registered)	1,751	60,461
Fiat SpA	22,493	178,891
Harley-Davidson, Inc.	23,540	576,259
Honda Motor Co., Ltd.	2,400	59,606
Isuzu Motors Ltd.	3,000	5,228
Mazda Motor Corp.	3,000	6,794
Mitsubishi Motors Corp.*	8,000	11,005
Nissan Motor Co., Ltd.	3,000	15,692
PSA Peugeot Citroen	354	9,465
Renault SA	1,101	33,808
Suzuki Motor Corp.	600	8,691
Toyota Motor Corp.	3,900	153,745
Volkswagen AG	294	187,641
		1,314,301
Distributors 0.2%
Genuine Parts Co.	47,526	1,870,148
Li & Fung Ltd.	58,000	116,624
		1,986,772
Diversified Consumer Services 0.0%
thinkorswim Group, Inc.*	26,500	212,000
Hotels Restaurants & Leisure 0.8%
Accor SA	479	18,663
Brinker International, Inc.	25,400	236,220
California Pizza Kitchen, Inc.*	6,400	62,528
Carnival PLC	469	10,249
CEC Entertainment, Inc.*	17,200	441,696
CKE Restaurants, Inc.	6,000	50,940
Compass Group PLC	6,414	30,006
Crown Ltd.	27,488	122,965
Enterprise Inns PLC	14,820	23,164
InterContinental Hotel Group PLC	796	6,751
Ladbrokes PLC	2,594	6,617
Lottomatica SpA	972	22,727
McDonald's Corp.	87,900	5,092,047
P.F. Chang's China Bistro, Inc.*	22,700	464,442
Panera Bread Co. "A"*	20,100	906,912
Shangri-La Asia Ltd.	46,000	64,340
Sodexo	268	12,842
TABCORP Holding Ltd.	23,640	108,046
Tatts Group Ltd.	52,357	87,285
TUI AG	491	6,026
Whitbread PLC	725	10,443
WMS Industries, Inc.*	28,400	710,000
		8,494,909
Household Durables 0.3%
Blyth, Inc.	33,900	291,540
Centex Corp.	98,300	1,204,175
CSS Industries, Inc.	7,800	173,160
Electrolux AB "B"	2,600	23,902
Harman International Industries, Inc.	1,900	34,903
Husqvarna AB "B"	2,800	19,626
NVR, Inc.*	700	343,147
Panasonic Corp.	39,000	606,428
Persimmon PLC	863	4,170
Ryland Group, Inc.	12,100	227,359
Sharp Corp.	1,000	7,060
Sony Corp.	1,500	34,318
Tupperware Brands Corp.	19,700	498,410
		3,468,198
Internet & Catalog Retail 0.0%
Amazon.com, Inc.*	3,600	206,064
Home Retail Group PLC	2,228	7,112
Stamps.com, Inc.*	3,700	36,112
		249,288
Leisure Equipment & Products 0.0%
Nikon Corp.	1,000	13,968
Media 0.9%
British Sky Broadcasting Group PLC	4,143	25,261
CBS Corp. "B"	106,900	1,037,999
Comcast Corp. "A"	174,800	2,754,848
DENTSU, Inc.	6	9,798
DISH Network Corp. "A"*	36,900	580,806
Fairfax Media Ltd.	40,770	52,285
Gestevision Telecinco SA	1,501	12,045
Global Sources Ltd.*	23,890	188,731
ITV PLC	10,128	4,858
Lagardere SCA	340	13,518
Liberty Global, Inc. "A"*	24,000	395,760
Liberty Media Corp. — Entertainment "A"*	92,800	1,494,080
Live Nation, Inc.*	46,800	526,500
Mediacom Communications Corp. "A"*	60,600	269,064
Mediaset SpA	13,494	73,253
Modern Times Group MTG AB "B"	525	11,385
Morningstar, Inc.*	12,200	456,768
Pearson PLC	3,225	31,613
Publicis Groupe	417	9,395
Reed Elsevier NV	10,499	140,485
Reed Elsevier PLC	4,259	37,408
Seat Pagine Gialle SpA*	57,838	5,094
SES "A" (FDR)	606	10,896
Shaw Communications, Inc. "B"	5,300	92,826
Singapore Press Holdings Ltd.	304,000	660,980
Thomson Reuters Corp.	5,200	122,439
Thomson Reuters PLC	923	15,956
Time Warner, Inc.	33,300	335,997
United Business Media Ltd.	1,276	8,264
Vivendi	2,506	65,547
Walt Disney Co.	24,700	639,730
Wolters Kluwer NV	5,260	93,185
WPP Group PLC	4,008	24,214
Yellow Pages Income Fund (Unit)	2,800	20,327
		10,221,315
Multiline Retail 0.4%
Canadian Tire Corp., Ltd. "A"	1,500	56,998
Kohl's Corp.*	42,690	1,499,700
Macy's, Inc.	90,400	1,111,016
Marks & Spencer Group PLC	3,639	12,836
Next PLC	536	9,102
PPR	179	11,400
Target Corp.	29,700	1,191,564
		3,892,616
Specialty Retail 1.0%
Advance Auto Parts, Inc.	2,200	68,640
AnnTaylor Stores Corp.*	19,600	246,372
Best Buy Co., Inc.	41,400	1,109,934
Children's Place Retail Stores, Inc.*	16,700	558,281
Esprit Holdings Ltd.	26,600	149,331
Fast Retailing Co., Ltd.	100	10,537
GameStop Corp. "A"*	28,600	783,354
Hennes & Mauritz AB "B"	5,300	191,386
Hot Topic, Inc.*	6,500	42,120
Industria de Diseno Textil SA	8,494	286,955
Jo-Ann Stores, Inc.*	16,600	318,056
Jos. A. Bank Clothiers, Inc.*	17,200	438,084
Kingfisher PLC	6,218	11,421
Lowe's Companies, Inc.	63,396	1,375,693
New York & Co., Inc.*	32,600	91,932
RadioShack Corp.	95,200	1,205,232
Rent-A-Center, Inc.*	32,500	474,500
Stage Stores, Inc.	16,100	124,131
Staples, Inc.	77,280	1,501,550
The Buckle, Inc.	17,250	454,365
The Gap, Inc.	16,200	209,628
Tiffany & Co.	25,100	688,995
Tractor Supply Co.*	17,400	723,144
Yamada Denki Co., Ltd.	150	8,128
		11,071,769
Textiles, Apparel & Luxury Goods 0.3%
Adidas AG	410	14,345
Billabong International Ltd.	772	6,159
Burberry Group PLC	1,345	5,958
Compagnie Financiere Richemont SA "A"*	4,954	105,334
Fossil, Inc.*	20,400	370,260
Gildan Activewear, Inc.*	1,800	41,965
Hermes International	172	22,236
Jones Apparel Group, Inc.	6,100	67,771
Luxottica Group SpA	1,559	31,534
LVMH Moet Hennessy Louis Vuitton SA	524	34,961
NIKE, Inc. "B"	17,000	979,710
Oxford Industries, Inc.	12,000	161,640
Polo Ralph Lauren Corp.	3,200	150,944
Swatch Group AG (Bearer)	305	47,704
Swatch Group AG (Registered)	513	14,923
The Warnaco Group, Inc.*	21,900	652,839
Timberland Co. "A"*	11,500	139,150
True Religion Apparel, Inc.*	19,700	329,975
UniFirst Corp.	12,700	414,401
		3,591,809
Consumer Staples 6.1%
Beverages 1.2%
Asahi Breweries Ltd.	2,400	40,025
Boston Beer Co., Inc. "A"*	4,200	158,718
Carlsberg AS "B"	23,900	946,246
Coca-Cola Amatil Ltd.	6,417	34,429
Diageo PLC	94,221	1,442,120
Dr. Pepper Snapple Group, Inc.*	69,225	1,585,253
Foster's Group Ltd.	14,875	56,706
Heineken NV	1,879	63,406
InBev NV	15,720	633,797
Kirin Holdings Co., Ltd.	5,000	54,730
Pepsi Bottling Group, Inc.	68,000	1,572,160
PepsiCo, Inc.	114,173	6,509,003
Pernod Ricard SA	978	63,716
SABMiller PLC	2,214	35,273
		13,195,582
Food & Staples Retailing 1.6%
AEON Co., Ltd.	3,700	35,307
BJ's Wholesale Club, Inc.*	38,700	1,362,240
Carrefour SA	2,828	119,506
Casino Guichard-Perrachon SA	260	18,194
Colruyt SA	258	57,978
CVS Caremark Corp.	71,576	2,193,804
Delhaize Group	1,558	87,626
George Weston Ltd.	1,100	56,136
J Sainsbury PLC	4,178	19,109
Kesko Oyj "B"	423	9,916
Koninklijke Ahold NV	7,918	84,935
Kroger Co.	32,800	900,688
Lawson, Inc.	300	14,777
Loblaw Companies Ltd.	2,500	60,877
Metro AG	2,692	86,753
Metro, Inc. "A"	1,400	35,253
Nash Finch Co.	2,300	90,689
Seven & I Holdings Co., Ltd.	28,000	784,206
Shoppers Drug Mart Corp.	23,200	893,122
Sysco Corp.	75,200	1,970,240
Tesco PLC	18,684	102,130
Wal-Mart Stores, Inc.	113,100	6,312,111
Walgreen Co.	72,720	1,851,451
Wesfarmers Ltd.	4,643	66,370
Wesfarmers Ltd. (PPS)	978	14,036
William Morrison Supermarkets PLC	5,191	22,179
Woolworths Ltd.	8,539	158,180
		17,407,813
Food Products 1.4%
Ajinomoto Co., Inc.	4,000	35,013
Aryzta AG*	330	11,781
Cadbury PLC	3,264	29,994
Cal-Maine Foods, Inc.	13,200	387,948
Danisco AS	2,100	91,844
Darling International, Inc.*	54,400	410,176
Dean Foods Co.*	64,710	1,414,561
Flowers Foods, Inc.	11,500	340,975
Fresh Del Monte Produce, Inc.*	14,000	295,540
General Mills, Inc.	39,918	2,704,045
Golden Agri-Resources Ltd.	22,000	2,862
Groupe DANONE	20,940	1,159,564
H.J. Heinz Co.	20,000	876,400
Imperial Sugar Co.	8,000	94,720
Kellogg Co.	30,220	1,523,692
Kerry Group PLC "A" (a)	5,090	113,583
Kerry Group PLC "A" (a)	7,547	171,677
Kraft Foods, Inc. "A"	72,658	2,117,254
Nestle SA (Registered)	58,204	2,268,761
Nissin Foods Holdings Co., Ltd.	500	14,348
Parmalat SpA	9,453	16,556
Saputo, Inc.	3,200	80,640
Sara Lee Corp.	25,400	283,972
Tate & Lyle PLC	1,463	8,677
Tyson Foods, Inc. "A"	11,100	97,014
Unilever NV (CVA)	10,778	259,834
Unilever PLC	3,062	69,034
Wilmar International Ltd.	4,000	6,760
Yakult Honsha Co., Ltd.	700	17,668
		14,904,893
Household Products 0.9%
Colgate-Palmolive Co.	59,140	3,711,626
Henkel AG & Co. KGaA	2,258	55,799
Kao Corp.	3,000	86,723
Procter & Gamble Co.	95,750	6,179,705
Reckitt Benckiser Group PLC	1,071	45,016
		10,078,869
Personal Products 0.0%
Beiersdorf AG	1,967	103,989
L'Oreal SA	1,245	94,116
Nu Skin Enterprises, Inc. "A"	8,300	106,987
Shiseido Co., Ltd.	2,000	40,513
		345,605
Tobacco 1.0%
Altria Group, Inc.	188,979	3,626,507
British American Tobacco PLC	6,590	180,979
Imperial Tobacco Group PLC	34,403	925,133
Japan Tobacco, Inc.	431	1,530,409
Philip Morris International, Inc.	112,959	4,910,328
Swedish Match AB	28,400	391,515
		11,564,871
Energy 7.3%
Energy Equipment & Services 1.5%
Acergy SA	43,300	302,476
Aker Solutions ASA	2,700	14,718
AMEC PLC	54,168	451,331
Baker Hughes, Inc.	35,670	1,246,667
Compagnie Generale de Geophysique-Veritas*	379	6,111
Complete Production Services, Inc.*	24,200	299,838
ENGlobal Corp.*	21,700	95,263
ENSCO International, Inc.	34,815	1,323,318
Fugro NV (CVA)	2,461	89,037
Halliburton Co.	65,728	1,300,757
National-Oilwell Varco, Inc.*	53,400	1,596,126
Noble Corp.	55,657	1,792,712
Petroleum Geo-Services ASA*	2,400	12,073
Prosafe Production Public Ltd.*	1,100	2,729
ProSafe SE	1,100	4,071
RPC, Inc.	50,800	537,972
Saipem SpA	38,527	725,600
SBM Offshore NV	6,127	107,691
Schlumberger Ltd.	44,950	2,321,667
Seadrill Ltd.	1,500	14,381
Technip SA	239	7,146
Transocean, Inc.*	48,587	4,000,168
WorleyParsons Ltd.	832	8,293
		16,260,145
Oil, Gas & Consumable Fuels 5.8%
Apache Corp.	4,100	337,553
BG Group PLC	58,062	854,158
Bill Barrett Corp.*	12,000	244,800
BP PLC	14,659	121,143
Callon Petroleum Co.*	24,600	253,872
Cameco Corp.	500	8,185
Canadian Natural Resources Ltd.	500	25,230
Canadian Oil Sands Trust (Unit)	300	8,049
Chevron Corp.	85,538	6,381,135
Cimarex Energy Co.	37,600	1,521,296
Clayton Williams Energy, Inc.*	5,500	266,365
ConocoPhillips	115,441	6,005,241
Devon Energy Corp.	55,137	4,458,378
Enbridge, Inc.	400	13,892
EnCana Corp.	700	35,560
Encore Acquisition Co.*	68,800	2,143,120
Eni SpA	9,984	237,903
EOG Resources, Inc.	22,130	1,790,760
ExxonMobil Corp.	119,644	8,868,013
Foundation Coal Holdings, Inc.	5,800	120,408
Frontline Ltd.	48,300	1,535,940
Gazprom (ADR)	38,950	786,011
Hess Corp.	37,000	2,227,770
Husky Energy, Inc.	400	14,480
Imperial Oil Ltd.	500	17,693
INPEX Corp.	11	63,966
Knightsbridge Tankers Ltd.	8,500	152,235
Marathon Oil Corp.	106,201	3,090,449
Mariner Energy, Inc.*	77,400	1,113,786
McMoRan Exploration Co.*	21,100	299,409
Mongolia Energy Corp., Ltd.*	54,000	22,670
Murphy Oil Corp.	9,100	460,824
Neste Oil Oyj	358	5,673
Nexen, Inc. (a)	700	11,116
Nexen, Inc. (a)	66,323	1,060,505
Nippon Mining Holdings, Inc.	11,000	34,063
Nippon Oil Corp.	17,000	70,387
Noble Energy, Inc.	60,180	3,118,528
Occidental Petroleum Corp.	79,502	4,415,541
OMV AG	8,762	281,679
Origin Energy Ltd.	5,715	59,698
Paladin Energy Ltd.*	4,648	7,207
Parallel Petroleum Corp.*	9,600	38,496
Petro-Canada	600	15,004
Petroleo Brasileiro SA (ADR)	24,000	645,360
PetroQuest Energy, Inc.*	28,500	283,575
Plains Exploration & Production Co.*	28,200	795,240
Repsol YPF SA	22,937	437,380
Rosetta Resources, Inc.*	45,100	475,805
Royal Dutch Shell PLC "A"	2,896	79,178
Royal Dutch Shell PLC "B"	2,321	62,036
Santos Ltd.	4,665	42,476
StatoilHydro ASA	66,400	1,328,051
Suncor Energy, Inc. (a)	800	19,215
Suncor Energy, Inc. (a)	66,673	1,594,818
Swift Energy Co.*	7,700	247,016
Talisman Energy, Inc.	800	7,905
TonenGeneral Sekiyu KK	4,000	33,791
Total SA	34,454	1,892,378
Tullow Oil PLC	1,051	8,874
TXCO Resources, Inc.*	23,200	121,568
VAALCO Energy, Inc.*	7,400	39,220
Walter Industries, Inc.	14,200	550,250
Whiting Petroleum Corp.*	20,900	1,086,591
Woodside Petroleum Ltd.	3,359	94,480
XTO Energy, Inc.	51,095	1,836,865
		64,280,263
Financials 7.8%
Capital Markets 1.1%
Affiliated Managers Group, Inc.*	9,427	437,224
Ameriprise Financial, Inc.	14,900	321,840
Bank of New York Mellon Corp.	52,000	1,695,200
BGC Partners, Inc. "A"	7,800	31,902
BlackRock, Inc.	1,200	157,608
Charles Schwab Corp.	57,500	1,099,400
Credit Suisse Group AG (Registered)	1,813	69,196
Daiwa Securities Group, Inc.	3,000	16,663
Eaton Vance Corp.	21,585	474,870
IGM Financial, Inc.	400	12,093
Jefferies Group, Inc.	33,209	525,699
Julius Baer Holding AG (Registered)	373	14,683
Macquarie Group Ltd.	2,002	39,540
Man Group PLC	1,445	8,292
Mediobanca SpA	1,107	12,621
Nomura Holdings, Inc.	4,000	37,192
Northern Trust Corp.	3,900	219,609
Penson Worldwide, Inc.*	13,500	96,390
Prospect Capital Corp.	35,887	451,459
Raymond James Financial, Inc.	16,300	379,627
Reinet Investments SCA*	678	6,982
Riskmetrics Group, Inc.*	5,700	87,837
Sanders Morris Harris Group, Inc.	5,300	39,220
State Street Corp.	55,890	2,422,832
T. Rowe Price Group, Inc.	30,800	1,217,832
TD Ameritrade Holding Corp.*	54,422	723,268
The Goldman Sachs Group, Inc.	11,300	1,045,250
UBS AG (Registered)*	5,807	99,086
		11,743,415
Commercial Banks 2.5%
Allied Irish Banks PLC (a)	12,988	71,509
Allied Irish Banks PLC (a)	13,608	74,178
Anglo Irish Bank Corp. PLC	23,933	77,731
Australia & New Zealand Banking Group Ltd.	2,816	32,711
Banca Monte dei Paschi di Siena SpA	2,902	5,636
Banca Popolare di Milano Scarl	9,476	55,560
Banco Bilbao Vizcaya Argentaria SA	7,772	90,236
Banco Comercial Portugues SA (Registered)	265,212	312,150
Banco Espirito Santo SA (Registered)	22,105	213,458
Banco Latinoamericano de Exportaciones SA "E"	30,000	318,900
Banco Popolare Societa Cooperativa	4,446	55,455
Banco Popular Espanol SA	1,775	16,222
Banco Santander SA	71,260	770,784
Bank of East Asia Ltd.	6,000	11,834
Bank of Montreal	900	32,123
Bank of Nova Scotia	1,700	56,685
Barclays PLC	4,711	13,874
BNP Paribas	17,840	1,295,035
BOC Hong Kong (Holdings) Ltd.	15,500	17,363
Canadian Imperial Bank of Commerce (a)	31,573	1,430,888
Canadian Imperial Bank of Commerce (a)	600	27,210
Chuo Mitsui Trust Holdings, Inc.	2,000	7,867
City Holding Co.	5,400	225,936
Commercial Bank of Qatar (GDR) 144A*	42,700	155,718
Commerzbank AG	6,814	72,976
Commonwealth Bank of Australia	1,927	52,408
Community Bank System, Inc.	9,900	247,005
Credit Agricole SA	1,154	16,825
Danske Bank AS	9,200	136,493
DBS Group Holdings Ltd.	9,000	68,900
Deutsche Postbank AG	203	4,168
Dexia SA	14,077	75,023
DnB NOR ASA	118,700	685,239
Erste Group Bank AG	14,307	387,255
First Financial Bankshares, Inc.	4,800	260,112
First Merchants Corp.	3,500	77,035
Governor and Co. of the Bank of Ireland (a)	10,196	30,853
Governor and Co. of the Bank of Ireland (a)	16,126	48,930
Hang Seng Bank Ltd.	4,200	52,067
HBOS PLC	17,055	27,797
HSBC Holdings PLC (Registered)	102,063	1,231,950
Intesa Sanpaolo	352,957	1,291,874
Intesa Sanpaolo (RSP)	1,308	3,885
Jyske Bank AS (Registered)*	1,200	35,959
KBC Groep NV	770	33,342
Lakeland Bancorp., Inc.	4,800	52,896
Lloyds TSB Group PLC	4,121	13,382
Mitsubishi UFJ Financial Group, Inc.	137,300	845,491
Mizuho Financial Group, Inc.	18	43,110
Mizuho Trust & Banking Co., Ltd.	10,000	11,657
National Australia Bank Ltd.	2,506	40,668
National Bank of Canada	400	15,004
National Penn Bancshares, Inc.	41,200	697,928
NBT Bancorp., Inc.	16,800	468,384
Nordea Bank AB	14,426	115,682
Oriental Financial Group, Inc.	35,500	576,520
Oversea-Chinese Banking Corp., Ltd.	24,000	80,496
PNC Financial Services Group, Inc.	42,142	2,809,607
Raiffeisen International Bank-Holding AG	3,801	120,326
Republic Bancorp., Inc. "A"	2,500	57,550
Resona Holdings, Inc.	9	9,280
Royal Bank of Canada	2,200	85,496
Royal Bank of Scotland Group PLC	10,314	11,375
Santander BanCorp.	18,000	170,820
Skandinaviska Enskilda Banken AB "A"	5,129	51,746
Societe Generale	900	49,417
Southside Bancshares, Inc.	6,900	166,221
St. George Bank Ltd.	1,885	35,186
Standard Chartered PLC	944	15,673
Sumitomo Mitsui Financial Group, Inc.	13	52,779
Sumitomo Trust & Banking Co., Ltd.	3,000	13,952
Susquehanna Bancshares, Inc.	32,900	509,621
SVB Financial Group*	6,100	313,845
Svenska Handelsbanken AB "A"	2,800	51,271
Swedbank AB "A"	4,746	39,524
Sydbank AS	1,650	25,561
Synovus Financial Corp.	47,715	492,896
The Bank of Yokohama Ltd.	2,000	9,601
The Chiba Bank Ltd.	2,000	9,736
Tompkins Financial Corp.	5,100	249,900
Toronto-Dominion Bank	500	23,612
UMB Financial Corp.	12,400	562,092
UniCredit SpA	360,471	881,150
Unione di Banche Italiane ScpA	1,201	20,224
United Overseas Bank Ltd.	82,000	730,308
US Bancorp.	39,700	1,183,457
Wells Fargo & Co.	175,984	5,992,255
Westpac Banking Corp.	2,811	38,741
		27,953,599
Consumer Finance 0.1%
Advanta Corp. "B"	36,100	163,172
Capital One Financial Corp.	15,686	613,636
Cash America International, Inc.	15,800	558,846
Credit Saison Co., Ltd.	600	6,323
ORIX Corp.	160	16,981
		1,358,958
Diversified Financial Services 1.4%
ASX Ltd.	1,617	32,321
Bank of America Corp.	179,969	4,349,851
CIT Group, Inc.	39,900	165,186
Citigroup, Inc.	30,700	419,055
CME Group, Inc.	3,587	1,012,072
Compagnie Nationale a Portefeuille	196	10,584
Deutsche Boerse AG	8,195	654,365
Encore Capital Group, Inc.*	7,300	68,328
Fortis	155,908	181,157
Groupe Bruxelles Lambert SA	343	25,124
Hong Kong Exchanges & Clearing Ltd.	7,700	78,715
ING Groep NV (CVA)	18,070	167,072
Interactive Brokers Group, Inc. "A"*	4,000	85,480
Investor AB "B"	5,096	76,615
JPMorgan Chase & Co.	155,182	6,401,258
KBC Ancora	162	4,805
Mitsubishi UFJ Lease & Finance Co., Ltd.	310	7,558
NYSE Euronext	39,836	1,202,250
Singapore Exchange Ltd.	15,000	52,777
The Nasdaq OMX Group, Inc.*	13,600	441,456
		15,436,029
Insurance 1.7%
ACE Ltd.	23,548	1,350,713
Aegon NV	5,816	23,828
Aflac, Inc.	37,762	1,672,101
Alleanza Assicurazioni SpA	735	4,905
Alleghany Corp.*	2,006	565,692
Allianz SE (Registered)	8,737	654,306
Allied World Assurance Co. Holdings Ltd.	8,600	275,802
Allstate Corp.	56,900	1,501,591
American Physicians Capital, Inc.	2,200	90,002
AMP Ltd.	3,058	11,181
AmTrust Financial Services, Inc.	41,800	410,476
Aon Corp.	15,098	638,645
Arthur J. Gallagher & Co.	29,129	709,582
Aspen Insurance Holdings Ltd.	2,300	52,808
Assicurazioni Generali SpA	1,665	41,970
Aviva PLC	1,867	11,195
Axa	58,333	1,124,096
AXA Asia Pacific Holdings Ltd.	1,676	4,937
China Life Insurance Co., Ltd. "H"	281,700	752,845
CNP Assurances	77	6,204
Crawford & Co. "B"*	19,200	278,400
Fidelity National Financial, Inc. "A"	51,645	465,322
First American Corp.	16,600	338,806
Genworth Financial, Inc. "A"	87,411	423,069
Great-West Lifeco, Inc.	500	10,620
Hallmark Financial Services, Inc.*	14,900	96,850
Insurance Australia Group Ltd.	3,370	8,546
Irish Life & Permanent PLC	14,011	48,990
Legal & General Group PLC	6,916	7,997
Manulife Financial Corp.	2,500	50,029
MetLife, Inc.	63,071	2,095,219
Mitsui Sumitomo Insurance Group Holdings, Inc.*	600	17,099
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	406	53,116
Navigators Group, Inc.*	9,500	479,845
NIPPONKOA Insurance Co., Ltd.	1,000	6,132
Odyssey Re Holdings Corp.	16,725	659,634
Old Mutual PLC	28,741	23,373
PartnerRe Ltd.	8,451	572,048
Platinum Underwriters Holdings Ltd.	17,200	545,928
Power Corp. of Canada	600	13,042
Power Financial Corp.	400	10,013
Progressive Corp.	27,900	398,133
Prudential PLC	87,337	448,351
QBE Insurance Group Ltd.	1,226	21,138
Reinsurance Group of America, Inc. "A"	7,600	283,784
Sampo Oyj "A"	14,219	283,982
Seabright Insurance Holdings*	8,200	85,772
Sompo Japan Insurance, Inc.	2,000	14,241
State Auto Financial Corp.	7,700	202,818
Storebrand ASA	14,900	35,141
Sun Life Financial, Inc.	900	21,169
Suncorp-Metway Ltd.	1,450	7,777
Swiss Life Holding (Registered)*	62	5,617
Swiss Re (Registered)	602	25,081
T&D Holdings, Inc.	300	11,542
The Travelers Companies, Inc.	1,600	68,080
Tokio Marine Holdings, Inc.	1,100	34,312
Topdanmark AS*	425	45,973
Vienna Insurance Group	766	20,923
Zurich Financial Services AG (Registered)	243	49,153
		18,169,944
Real Estate Investment Trusts 0.6%
Annaly Capital Management, Inc. (REIT)	13,700	190,430
Apartment Investment & Management Co. "A" (REIT)	5,969	87,327
AvalonBay Communities, Inc. (REIT)	3,700	262,774
BioMed Realty Trust, Inc. (REIT)	7,800	109,590
Boston Properties, Inc. (REIT)	6,100	432,368
CapitaMall Trust (REIT)	10,000	13,093
Corio NV (REIT)	227	12,249
Corporate Office Properties Trust (REIT)	8,800	273,592
Cousins Properties, Inc. (REIT)	11,100	160,728
Equity Lifestyle Properties, Inc. (REIT)	5,500	230,945
Equity Residential (REIT)	12,200	426,146
First Industrial Realty Trust, Inc. (REIT)	12,700	131,318
Glimcher Realty Trust (REIT)	11,300	59,212
Goodman Group (REIT)	3,467	2,182
GPT Group (REIT)	4,877	2,434
HCP, Inc. (REIT)	5,800	173,594
Healthcare Realty Trust, Inc. (REIT)	7,800	199,290
Home Properties, Inc. (REIT)	7,100	287,479
Hospitality Properties Trust (REIT)	10,000	101,500
Host Hotels & Resorts, Inc. (REIT)	17,000	175,780
Kimco Realty Corp. (REIT)	6,500	146,770
LaSalle Hotel Properties (REIT)	10,200	143,616
Lexington Realty Trust (REIT)	18,900	151,767
Link (REIT)	8,000	13,937
Maguire Properties, Inc. (REIT)	8,600	30,530
Mid-America Apartment Communities, Inc. (REIT)	5,800	204,392
OMEGA Healthcare Investors, Inc. (REIT)	9,000	135,630
Parkway Properties, Inc. (REIT)	8,100	139,725
Pennsylvania Real Estate Investment Trust (REIT)	5,700	72,105
Potlatch Corp. (REIT)	5,700	189,297
ProLogis (REIT)	9,900	138,600
Realty Income Corp. (REIT)	8,700	201,144
Redwood Trust, Inc. (REIT)	3,800	57,912
Senior Housing Properties Trust (REIT)	16,100	308,637
Simon Property Group, Inc. (REIT)	8,000	536,240
Sovran Self Storage, Inc. (REIT)	4,900	159,005
Stockland (REIT)	2,927	7,909
Strategic Hotels & Resorts, Inc. (REIT)	15,700	77,715
Sunstone Hotel Investors, Inc. (REIT)	14,900	97,595
Unibail-Rodamco (REIT)	125	18,829
Vornado Realty Trust (REIT)	5,200	366,860
Washington Real Estate Investment Trust (REIT)	9,300	278,814
Wereldhave NV (REIT)	152	12,648
Westfield Group (REIT)	2,826	31,414
		6,853,122
Real Estate Management & Development 0.1%
Atrium European Real Estate Ltd.*	6,556	30,389
Brookfield Asset Management, Inc. "A"	1,000	17,506
CapitaLand Ltd.	26,000	51,353
Cheung Kong (Holdings) Ltd.	6,000	58,427
City Developments Ltd.	2,000	8,703
Hang Lung Properties Ltd.	7,000	16,914
Henderson Land Development Co., Ltd.	4,000	14,232
Hopewell Holdings Ltd.	10,000	30,542
Immoeast AG*	46,769	58,744
Immofinanz Immobilien Anlagen AG*	47,130	53,962
Kerry Properties Ltd.	1,500	3,721
Lend Lease Corp., Ltd.	911	4,248
Mitsubishi Estate Co., Ltd.	2,000	35,205
Mitsui Fudosan Co., Ltd.	2,000	34,433
New World Development Co., Ltd.	36,000	30,264
Sino Land Co., Ltd.	42,000	36,015
Sumitomo Realty & Development Co., Ltd.	1,000	16,045
Sun Hung Kai Properties Ltd.	6,000	51,624
Swire Pacific Ltd. "A"	3,000	20,933
Wharf Holdings Ltd.	5,000	9,820
		583,080
Thrifts & Mortgage Finance 0.3%
Astoria Financial Corp.	18,200	346,164
Capitol Federal Financial	13,540	629,745
Dime Community Bancshares	33,200	554,440
Doral Financial Corp.*	30,900	288,915
Flushing Financial Corp.	16,500	256,575
Hudson City Bancorp., Inc.	39,700	746,757
Ocwen Financial Corp.*	28,000	187,600
WSFS Financial Corp.	2,500	119,675
		3,129,871
Health Care 9.4%
Biotechnology 1.5%
Actelion Ltd. (Registered)*	272	14,381
Alexion Pharmaceuticals, Inc.*	3,000	122,250
Amgen, Inc.*	38,600	2,311,754
Celgene Corp.*	48,100	3,090,906
CSL Ltd.	9,966	242,905
Cubist Pharmaceuticals, Inc.*	26,500	672,835
CV Therapeutics, Inc.*	37,000	345,210
Enzon Pharmaceuticals, Inc.*	70,200	348,894
Genentech, Inc.*	29,300	2,430,142
Genomic Health, Inc.*	4,800	88,464
Gilead Sciences, Inc.*	100,020	4,585,917
Grifols SA	953	19,014
Myriad Genetics, Inc.*	11,400	719,226
NPS Pharmaceuticals, Inc.*	23,200	162,400
OSI Pharmaceuticals, Inc.*	18,200	690,690
PDL BioPharma, Inc.	46,900	457,275
		16,302,263
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	123,902	7,494,832
Becton, Dickinson & Co.	52,735	3,659,809
C.R. Bard, Inc.	18,020	1,590,265
Cochlear Ltd.	1,073	40,836
Cynosure, Inc. "A"*	2,800	24,528
Essilor International SA	1,930	86,656
Getinge AB "B"	800	11,237
Hologic, Inc.*	33,300	407,592
Medtronic, Inc.	89,960	3,628,087
Merit Medical Systems, Inc.*	17,500	320,250
Nobel Biocare Holding AG (Bearer)	485	8,346
Olympus Corp.	2,000	38,206
Smith & Nephew PLC	4,258	39,020
Sonova Holding AG (Registered)	186	7,818
STERIS Corp.	20,400	694,416
Synthes, Inc.	232	29,955
Terumo Corp.	18,000	758,780
Thoratec Corp.*	21,500	529,330
Varian Medical Systems, Inc.*	18,100	823,731
William Demant Holding AS*	125	4,816
Zimmer Holdings, Inc.*	25,370	1,177,929
		21,376,439
Health Care Providers & Services 1.1%
Aetna, Inc.	42,800	1,064,436
Alliance Imaging, Inc.*	31,900	259,985
Almost Family, Inc.*	11,200	539,392
Celesio AG	2,085	61,902
Centene Corp.*	29,600	557,664
Community Health Systems, Inc.*	19,600	401,800
CorVel Corp.*	16,500	442,530
Express Scripts, Inc.*	6,700	406,087
Fresenius Medical Care AG & Co. KGaA	23,086	1,035,986
Kindred Healthcare, Inc.*	20,800	301,392
Laboratory Corp. of America Holdings*	19,600	1,205,204
Landauer, Inc.	400	21,624
LifePoint Hospitals, Inc.*	36,700	879,699
Magellan Health Services, Inc.*	11,500	424,810
McKesson Corp.	38,400	1,412,736
Mediceo Paltac Holdings Co., Ltd.	1,400	15,128
Owens & Minor, Inc.	7,900	341,833
RehabCare Group, Inc.*	11,900	203,847
Sonic Healthcare Ltd.	6,569	60,000
Suzuken Co., Ltd.	600	12,822
Triple-S Management Corp. "B"*	6,800	69,428
UnitedHealth Group, Inc.	26,760	635,015
Universal Health Services, Inc. "B"	11,800	496,072
WellPoint, Inc.*	32,618	1,267,862
		12,117,254
Life Sciences Tools & Services 0.5%
Albany Molecular Research, Inc.*	3,000	37,950
Bruker Corp.*	28,900	118,201
eResearchTechnology, Inc.*	63,700	411,502
Gerresheimer AG	24,442	845,296
Lonza Group AG (Registered)	13,091	1,089,684
Luminex Corp.*	7,800	145,470
MDS, Inc.*	700	7,312
Thermo Fisher Scientific, Inc.*	72,655	2,949,793
		5,605,208
Pharmaceuticals 4.3%
Abbott Laboratories	92,761	5,115,769
Astellas Pharma, Inc.	33,400	1,365,451
AstraZeneca PLC	6,232	264,954
Bayer AG	24,381	1,338,119
Bristol-Myers Squibb Co.	121,300	2,492,715
Caraco Pharmaceutical Laboratories Ltd.*	13,900	141,363
Chugai Pharmaceutical Co., Ltd.	2,900	41,059
Daiichi Sankyo Co., Ltd.	7,000	143,249
Eisai Co., Ltd.	2,600	85,468
Elan Corp. PLC* (a)	42,576	320,263
Elan Corp. PLC* (a)	36,705	274,577
Eli Lilly & Co.	81,650	2,761,403
GlaxoSmithKline PLC	23,143	446,105
Hisamitsu Pharmaceutical Co., Inc.	600	25,083
Johnson & Johnson	122,040	7,485,934
Kyowa Hakko Kirin Co., Ltd.	2,000	16,556
Medicines Co.*	22,400	390,432
Medicis Pharmaceutical Corp. "A"	21,300	303,951
Merck & Co., Inc.	126,261	3,907,778
Merck KGaA	1,877	166,190
Mitsubishi Tanabe Pharma Corp.	3,000	31,192
Novartis AG (Registered)	41,106	2,079,497
Novo Nordisk AS "B"	32,150	1,721,007
Ono Pharmaceutical Co., Ltd.	900	40,265
Perrigo Co.	16,400	557,600
Pfizer, Inc.	436,087	7,723,101
POZEN, Inc.*	86,200	531,854
Roche Holding AG (Genusschein)	13,772	2,108,022
Salix Pharmaceuticals Ltd.*	15,600	143,520
Sanofi-Aventis	10,531	662,846
Schering-Plough Corp.	4,100	59,409
Shionogi & Co., Ltd.	3,000	50,908
Shire Ltd.	2,151	28,435
Takeda Pharmaceutical Co., Ltd.	8,600	433,420
Teva Pharmaceutical Industries Ltd. (ADR)	53,353	2,287,777
UCB SA	13,690	350,157
VIVUS, Inc.*	14,000	85,260
Wyeth	46,277	1,489,194
		47,469,883
Industrials 5.6%
Aerospace & Defense 1.4%
BAE Systems PLC	90,765	509,919
Boeing Co.	3,600	188,172
Bombardier, Inc. "B"	11,600	44,752
CAE, Inc.	2,600	15,251
Cobham PLC	3,674	11,124
European Aeronautic Defence & Space Co.	703	11,701
Finmeccanica SpA	654	8,111
General Dynamics Corp.	36,000	2,171,520
Goodrich Corp.	38,600	1,411,216
Honeywell International, Inc.	167,410	5,097,635
L-3 Communications Holdings, Inc.	13,200	1,071,444
Lockheed Martin Corp.	1,900	161,595
Northrop Grumman Corp.	19,800	928,422
Rolls-Royce Group PLC*	6,433	34,122
Rolls-Royce Group PLC (C Share Entitlement)*	367,967	592
Singapore Technologies Engineering Ltd.	31,000	49,070
Teledyne Technologies, Inc.*	5,700	259,749
Thales SA	226	9,072
United Technologies Corp.	68,672	3,774,213
		15,757,680
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	1,628	18,113
TNT NV	2,576	53,932
Toll Holdings Ltd.	7,340	29,324
		101,369
Airlines 0.3%
Air France-KLM	357	5,154
Alaska Air Group, Inc.*	7,300	180,310
AMR Corp.*	27,700	282,817
Deutsche Lufthansa AG (Registered)	2,192	30,793
Hawaiian Holdings, Inc.*	98,400	688,800
Iberia Lineas Aereas de Espana SA	3,905	9,173
Qantas Airways Ltd.	26,244	42,422
Singapore Airlines Ltd.	9,000	67,900
Southwest Airlines Co.	150,600	1,774,068
Virgin Blue Holdings Ltd.	4,940	1,140
		3,082,577
Building Products 0.1%
AAON, Inc.	6,700	110,483
Ameron International Corp.	3,800	178,600
Asahi Glass Co., Ltd.	2,000	12,812
Assa Abloy AB "B"	1,200	13,432
Compagnie de Saint-Gobain	572	22,087
Daikin Industries Ltd.	400	8,990
Geberit AG (Registered)	186	19,343
Gibraltar Industries, Inc.	21,300	282,225
Griffon Corp.*	11,800	99,592
Insteel Industries, Inc.	46,900	481,194
Wienerberger AG	215	3,599
		1,232,357
Commercial Services & Supplies 0.3%
American Ecology Corp.	6,200	108,748
Babcock International Group PLC	33,929	211,284
Brambles Ltd.	17,473	92,534
Cenveo, Inc.*	50,300	242,949
Comfort Systems USA, Inc.	49,600	462,768
Dai Nippon Printing Co., Ltd.	1,000	11,776
G4S PLC	3,161	9,532
Rentokil Initial PLC	5,625	4,078
Secom Co., Ltd.	300	11,612
Securitas AB "B"	1,200	11,550
Serco Group PLC	1,430	8,509
Standard Register Co.	4,300	34,959
Sykes Enterprises, Inc.*	34,500	550,620
The Brink's Co.	27,100	1,314,079
Toppan Printing Co., Ltd.	1,000	7,331
Vertis Holdings, Inc.	5,114	0
		3,082,329
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	3,230	119,781
Balfour Beatty PLC	1,558	6,249
Boart Longyear Group	19,808	5,745
Bouygues SA	742	31,611
EMCOR Group, Inc.*	31,800	565,086
FLSmidth & Co. AS	600	22,442
Fluor Corp.	4,300	171,699
Fomento de Construcciones y Contratas SA	881	35,004
Grupo Ferrovial SA	964	29,716
JGC Corp.	1,000	10,615
Leighton Holdings Ltd.	1,959	32,555
MasTec, Inc.*	41,800	364,496
Michael Baker Corp.*	17,300	412,259
Perini Corp.*	33,600	639,072
Shaw Group, Inc.*	42,800	765,692
Skanska AB "B"	1,600	14,072
SNC-Lavalin Group, Inc.	1,400	44,338
Vinci SA	844	30,363
YIT Oyj	2,643	16,498
		3,317,293
Electrical Equipment 0.5%
ABB Ltd. (Registered)*	9,355	123,695
Alstom SA	416	20,676
AZZ, Inc.*	2,200	64,196
Emerson Electric Co.	93,892	3,073,085
Gamesa Corp. Tecnologica SA	5,699	93,506
GrafTech International Ltd.*	73,500	596,085
II-VI, Inc.*	19,400	544,946
Mitsubishi Electric Corp.	3,000	18,489
Q-Cells AG*	905	35,599
Renewable Energy Corp. AS*	550	5,190
Schneider Electric SA	420	25,265
Solarworld AG	188	4,758
Sumitomo Electric Industries Ltd.	1,500	12,050
Vestas Wind Systems AS*	3,627	149,293
Woodward Governor Co.	9,300	298,530
		5,065,363
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	9,200	213,900
CSR Ltd.	25,620	36,990
Fraser & Neave Ltd.	29,000	54,322
General Electric Co.	200,984	3,921,198
Hutchison Whampoa Ltd.	33,000	180,635
Keppel Corp., Ltd.	37,000	113,975
Koninklijke (Royal) Philips Electronics NV	6,784	125,249
Orkla ASA	3,000	19,953
SembCorp Industries Ltd.	38,000	64,088
Siemens AG (Registered)	2,810	168,120
Smiths Group PLC	1,308	16,825
		4,915,255
Machinery 1.3%
Actuant Corp. "A"	5,600	100,408
AGCO Corp.*	36,400	1,147,328
Alfa Laval AB	4,460	32,151
Ampco-Pittsburgh Corp.	900	21,276
Atlas Copco AB "A"	7,272	60,786
Atlas Copco AB "B"	6,676	50,068
Caterpillar, Inc.	28,260	1,078,684
Chart Industries, Inc.*	16,700	227,454
CIRCOR International, Inc.	2,400	73,560
Columbus McKinnon Corp.*	17,600	247,104
Cummins, Inc.	2,700	69,795
Dover Corp.	49,773	1,581,288
EnPro Industries, Inc.*	20,500	455,305
FANUC Ltd.	300	20,362
Federal Signal Corp.	3,600	30,636
Flowserve Corp.	10,700	609,044
Gardner Denver, Inc.*	31,100	796,782
Gorman-Rupp Co.	1,500	47,175
Hitachi Construction Machinery Co., Ltd.	600	6,855
Invensys PLC*	2,690	6,693
Japan Steel Works Ltd.	1,000	7,045
Joy Global, Inc.	64,800	1,877,904
KCI Konecranes Oyj	336	5,739
Komatsu Ltd.	1,200	13,030
Kone Oyj "B"	3,282	73,464
Kubota Corp.	2,000	10,277
MAN AG	1,721	84,716
Manitowoc Co., Inc.	32,600	320,784
Metso Corp.	4,584	61,011
Mitsubishi Heavy Industries Ltd.	5,000	15,970
Mueller Water Products, Inc. "A"	5,100	35,700
Parker Hannifin Corp.	69,155	2,681,139
Robbins & Myers, Inc.	12,800	261,120
Sandvik AB	7,455	48,431
Sauer-Danfoss, Inc.	37,300	382,325
Scania AB "B"	4,800	39,427
Schindler Holding AG	266	11,621
SembCorp Marine Ltd.	35,000	42,674
SKF AB "B"	1,800	16,502
Sulzer AG (Registered)	140	8,285
Sumitomo Heavy Industries Ltd.	11,000	33,550
Sun Hydraulics Corp.	25,000	523,500
Titan International, Inc.	41,900	484,364
Vallourec SA	105	11,808
Volvo AB "A"	1,800	9,441
Volvo AB "B"	11,500	60,500
Wabtec Corp.	2,400	95,424
Wartsila Oyj	2,886	73,245
Xerium Technologies, Inc.	36,200	140,818
Zardoya Otis SA	3,267	62,395
		14,154,963
Marine 0.0%
A P Moller-Maersk AS "A"	8	46,782
A P Moller-Maersk AS "B"	17	98,460
Kawasaki Kisen Kaisha Ltd.	1,000	3,890
Kuehne & Nagel International AG (Registered)	248	15,084
Mitsui O.S.K. Lines Ltd.	2,000	10,590
Nippon Yusen Kabushiki Kaisha	2,000	9,588
Pacific Basin Shipping Ltd.	70,000	36,631
TBS International Ltd. "A"*	14,100	120,696
		341,721
Professional Services 0.1%
Adecco SA (Registered)	573	20,031
Capita Group PLC	1,502	15,466
COMSYS IT Partners, Inc.*	20,400	124,032
Experian Group Ltd.	2,421	13,321
Exponent, Inc.*	8,000	235,440
Manpower, Inc.	5,700	177,441
Randstad Holdings NV	992	19,285
SGS SA (Registered)	21	20,741
		625,757
Road & Rail 0.6%
Canadian National Railway Co. (a)	46,200	1,998,612
Canadian National Railway Co. (a)	4,000	173,633
Canadian Pacific Railway Ltd.	1,300	58,836
Central Japan Railway Co.	2	16,363
CSX Corp.	9,300	425,196
DSV AS	2,200	26,505
East Japan Railway Co.	156	1,108,548
FirstGroup PLC	1,366	9,034
Marten Transport Ltd.*	3,500	64,330
MTR Corp., Ltd.	23,500	52,496
Norfolk Southern Corp.	18,600	1,114,884
Ryder System, Inc.	22,300	883,526
Tokyu Corp.	3,000	11,739
Werner Enterprises, Inc.	27,000	529,740
West Japan Railway Co.	4	17,713
		6,491,155
Trading Companies & Distributors 0.2%
Bunzl PLC	1,161	11,650
DXP Enterprises, Inc.*	10,800	150,768
Finning International, Inc.	1,800	21,878
Itochu Corp.	2,000	10,800
Marubeni Corp.	3,000	11,892
Mitsubishi Corp.	49,200	816,620
Mitsui & Co., Ltd.	3,000	28,838
Noble Group Ltd.	32,000	23,120
Sumitomo Corp.	1,600	14,348
TAL International Group, Inc.	18,600	308,016
United Rentals, Inc.*	87,100	892,775
WESCO International, Inc.*	6,200	123,256
Wolseley PLC	1,672	9,179
		2,423,140
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	4,546	78,074
Atlantia SpA	591	10,812
Brisa	47,175	364,032
Cintra Concesiones de Infraestructuras de Transporte SA	4,048	36,006
Macquarie Infrastructure Group (Unit)	24,494	32,087
Transurban Group (Unit)	14,141	50,962
		571,973
Information Technology 7.7%
Communications Equipment 1.0%
Alcatel-Lucent*	21,660	56,159
Brocade Communications Systems, Inc.*	301,929	1,138,272
Cisco Systems, Inc.*	161,430	2,868,611
Corning, Inc.	97,414	1,054,994
DG Fastchannel, Inc.*	17,000	301,070
Nokia Oyj	52,020	793,463
Nokia Oyj (ADR)	114,420	1,736,896
Nortel Networks Corp.*	2,700	3,360
Plantronics, Inc.	21,200	306,128
QUALCOMM, Inc.	51,170	1,957,764
Research In Motion Ltd.*	5,200	263,257
Tandberg ASA	500	6,190
Tekelec*	34,900	442,881
Telefonaktiebolaget LM Ericsson "B"	39,658	279,658
		11,208,703
Computers & Peripherals 1.8%
Apple, Inc.*	34,280	3,688,185
EMC Corp.*	70,890	835,084
Fujitsu Ltd.	4,000	15,918
Hewlett-Packard Co.	155,700	5,960,196
International Business Machines Corp.	73,340	6,818,420
Lexmark International, Inc. "A"*	10,400	268,632
Logitech International SA (Registered)*	40,482	609,004
NEC Corp.	7,000	21,035
Toshiba Corp.	7,000	25,229
Western Digital Corp.*	57,500	948,750
Wincor Nixdorf AG	264	11,502
		19,201,955
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.*	9,500	165,775
Avnet, Inc.*	67,500	1,129,950
Daktronics, Inc.	23,700	236,052
Electro Rent Corp.	16,100	193,039
Electrocomponents PLC	7,201	16,555
Fujifilm Holdings Corp.	1,000	22,147
Hirose Electric Co., Ltd.	100	8,742
Hitachi Ltd.	6,000	27,863
Hoya Corp.	800	14,829
IBIDEN Co., Ltd.	200	3,836
Jabil Circuit, Inc.	296,900	2,496,929
Keyence Corp.	100	19,311
Kyocera Corp.	300	17,525
Mettler-Toledo International, Inc.*	18,200	1,393,028
Multi-Fineline Electronix, Inc.*	18,300	213,744
Murata Manufacturing Co., Ltd.	400	13,862
Nidec Corp.	200	10,291
Nippon Electric Glass Co., Ltd.	1,000	6,147
Plexus Corp.*	5,600	104,496
RadiSys Corp.*	13,300	84,721
TDK Corp.	300	10,023
		6,188,865
Internet Software & Services 0.5%
EarthLink, Inc.*	25,300	174,570
eBay, Inc.*	36,800	561,936
Google, Inc. "A"*	9,090	3,266,582
GSI Commerce, Inc.*	8,800	91,080
InfoSpace, Inc.	8,600	73,702
Marchex, Inc. "B"	14,600	112,128
ModusLink Global Solutions, Inc.*	18,900	105,084
United Internet AG (Registered)	3,803	34,337
United Online, Inc.	22,500	166,500
ValueClick, Inc.*	19,700	145,780
Vocus, Inc.*	13,900	233,937
Yahoo! Japan Corp.	28	9,167
Yahoo!, Inc.*	33,300	426,906
		5,401,709
IT Services 1.3%
Accenture Ltd. "A"	85,240	2,817,182
Alliance Data Systems Corp.*	17,000	852,720
Atos Origin SA	562	13,062
Automatic Data Processing, Inc.	39,400	1,377,030
Broadridge Financial Solutions, Inc.	49,800	602,580
Cap Gemini SA	1,316	42,376
CGI Group, Inc. "A"*	2,000	15,963
CIBER, Inc.*	13,700	73,980
Computer Sciences Corp.*	29,600	892,736
Computershare Ltd.	1,801	10,097
CSG Systems International, Inc.*	38,200	635,266
Fiserv, Inc.*	25,500	850,680
Gartner, Inc.*	24,900	458,160
iGATE Corp.*	43,900	298,081
Indra Sistemas SA	31,724	620,871
Logica PLC	83,488	92,484
NTT Data Corp.	3	9,835
SAIC, Inc.*	97,000	1,791,590
Sapient Corp.*	28,300	155,367
TNS, Inc.*	4,900	69,482
Visa, Inc. "A"	47,900	2,651,265
		14,330,807
Office Electronics 0.1%
Brother Industries Ltd.	1,000	6,987
Canon, Inc.	36,400	1,252,579
Konica Minolta Holdings, Inc.	1,000	6,510
Neopost SA	285	23,844
Ricoh Co., Ltd.	1,000	10,637
		1,300,557
Semiconductors & Semiconductor Equipment 1.0%
Analog Devices, Inc.	52,700	1,125,672
ARM Holdings PLC	8,017	12,492
ASML Holding NV	17,397	303,605
Broadcom Corp. "A"*	70,980	1,212,338
Elpida Memory, Inc.*	400	2,092
Infineon Technologies AG*	12,363	39,172
Intel Corp.	161,100	2,577,600
Linear Technology Corp.	12,700	288,036
Monolithic Power Systems, Inc.*	8,500	144,415
PMC-Sierra, Inc.*	72,200	337,896
ROHM Co., Ltd.	200	9,454
Skyworks Solutions, Inc.*	63,500	452,755
STMicroelectronics NV (a)	5,170	43,938
STMicroelectronics NV (a)	5,331	43,781
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	234,412	1,936,239
Texas Instruments, Inc.	97,000	1,897,320
Tokyo Electron Ltd.	300	9,918
TriQuint Semiconductor, Inc.*	87,800	393,344
Ultratech, Inc.*	17,100	257,868
Volterra Semiconductor Corp.*	35,600	336,064
		11,423,999
Software 1.4%
Adobe Systems, Inc.*	49,450	1,317,348
Advent Software, Inc.*	12,900	241,746
Compuware Corp.*	9,500	60,610
Dassault Systemes SA	503	20,766
Electronic Arts, Inc.*	27,450	625,311
JDA Software Group, Inc.*	27,600	394,128
Konami Corp.	400	7,306
Manhattan Associates, Inc.*	2,300	38,663
Mentor Graphics Corp.*	44,300	325,162
Microsoft Corp.	388,136	8,667,077
Misys PLC	5,338	9,480
Net 1 UEPS Technologies, Inc.*	35,500	497,000
NetScout Systems, Inc.*	12,200	117,364
Nintendo Co., Ltd.	2,300	725,413
Oracle Corp.*	65,700	1,201,653
Pegasystems, Inc.	3,100	40,548
Quality Systems, Inc.	12,700	488,823
Renaissance Learning, Inc.	5,700	77,748
SAP AG	6,376	226,694
Symantec Corp.*	11,200	140,896
Symyx Technologies, Inc.*	2,800	12,348
The Sage Group PLC	58,210	162,196
Trend Micro, Inc.	500	12,377
		15,410,657
Materials 3.0%
Chemicals 1.6%
Agrium, Inc.	300	11,492
Air Liquide SA	435	37,493
Air Products & Chemicals, Inc.	31,642	1,839,349
Akzo Nobel NV	4,204	174,931
Asahi Kasei Corp.	4,000	15,278
Ashland, Inc.	43,900	991,701
BASF SE	26,126	877,934
Calgon Carbon Corp.*	22,700	302,364
CF Industries Holdings, Inc.	13,900	892,241
Ecolab, Inc.	37,870	1,411,036
Ferro Corp.	11,600	179,568
GenTek, Inc.*	5,800	104,400
Givaudan SA (Registered)	43	29,467
Incitec Pivot Ltd.	9,966	27,079
Innophos Holdings, Inc.	3,000	80,250
JSR Corp.	600	6,960
K+S AG	527	12,990
Koninklijke DSM NV	1,744	48,528
Kuraray Co., Ltd.	1,000	7,552
Linde AG	8,663	717,274
LSB Industries, Inc.*	14,700	120,834
Mitsubishi Chemical Holdings Corp.	3,500	14,350
Mitsubishi Gas Chemical Co., Inc.	2,000	7,511
Mitsui Chemicals, Inc.	2,000	7,076
Monsanto Co.	28,600	2,544,828
NewMarket Corp.	4,000	150,760
Nitto Denko Corp.	500	10,998
Novozymes AS "B"	5,375	382,753
Orica Ltd.	4,232	54,772
Potash Corp. of Saskatchewan, Inc.	6,603	562,050
Praxair, Inc.	59,154	3,853,883
Shin-Etsu Chemical Co., Ltd.	1,500	78,499
Showa Denko KK	5,000	7,492
Solvay SA	3,150	293,587
Sumitomo Chemical Co., Ltd.	6,000	18,187
Syngenta AG (Registered)	575	107,240
Teijin Ltd.	4,000	10,298
Terra Industries, Inc.	31,000	681,690
The Mosaic Co.	18,500	729,085
Toray Industries, Inc.	4,000	18,538
Ube Industries Ltd.	4,000	8,289
Umicore	9,407	168,566
Yara International ASA	19,130	399,459
		17,998,632
Construction Materials 0.1%
CRH PLC (a)	15,347	342,233
CRH PLC (a)	15,012	330,981
Fletcher Building Ltd.	19,453	65,200
Holcim Ltd. (Registered)	1,277	72,804
Imerys SA	225	10,200
Lafarge SA	519	34,200
		855,618
Containers & Packaging 0.2%
Amcor Ltd.	1,918	7,417
Rock-Tenn Co. "A"	8,600	261,526
Silgan Holdings, Inc.	2,900	134,966
Sonoco Products Co.	67,317	1,695,042
Toyo Seikan Kaisha Ltd.	800	9,992
		2,108,943
Metals & Mining 1.0%
A.M. Castle & Co.	3,800	46,246
Acerinox SA	20,726	262,431
Agnico-Eagle Mines Ltd.	300	8,278
AK Steel Holding Corp.	18,200	253,344
Alumina Ltd.	17,317	24,238
Anglo American PLC	1,934	47,762
ArcelorMittal	36,337	943,009
Barrick Gold Corp. (a)	49,200	1,117,824
Barrick Gold Corp. (a)	1,500	34,299
BHP Billiton Ltd.	7,927	152,301
BHP Billiton PLC	4,488	76,166
BlueScope Steel Ltd.	1,489	4,375
Boliden AB	20,590	50,440
Companhia Vale do Rio Doce (ADR)	25,200	330,624
Compass Minerals International, Inc.	12,900	708,597
Eramet	16	3,211
Fortescue Metals Group Ltd.*	2,210	4,391
Freeport-McMoRan Copper & Gold, Inc.	15,800	459,780
Goldcorp, Inc.	1,000	18,701
JFE Holdings, Inc.	2,200	57,674
Kazakhmys PLC	709	3,264
Kinross Gold Corp.	700	7,289
Kobe Steel Ltd.	9,000	14,521
Lonmin PLC	229	4,232
Mitsubishi Materials Corp.	4,000	9,212
Newcrest Mining Ltd.	837	11,640
Nippon Steel Corp.	22,000	73,520
Nisshin Steel Co., Ltd.	4,000	5,495
Norsk Hydro ASA	64,600	271,592
Olympic Steel, Inc.	10,700	244,602
OneSteel Ltd.	12,640	29,132
Outokumpu Oyj	4,621	48,107
OZ Minerals Ltd.	35,727	22,522
Rautaruukki Oyj	4,708	77,051
Reliance Steel & Aluminum Co.	39,900	999,096
Rio Tinto Ltd.	1,109	57,383
Rio Tinto PLC	1,871	87,255
Salzgitter AG	99	6,542
Sims Group Ltd.	501	4,873
SSAB Svenskt Stal AB "A"	8,724	88,949
Steel Dynamics, Inc.	244,200	2,910,864
Sumitomo Metal Industries Ltd.	17,000	45,184
Sumitomo Metal Mining Co., Ltd.	2,000	14,983
Teck Cominco Ltd. "B"	3,873	38,560
ThyssenKrupp AG	1,988	38,424
United States Steel Corp.	14,200	523,696
Vedanta Resources PLC	477	6,537
voestalpine AG	1,838	44,958
Xstrata PLC	42,662	725,807
Yamana Gold, Inc.	700	3,339
		11,022,320
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	28,200	166,098
Oji Paper Co., Ltd.	3,000	11,457
Schweitzer-Mauduit International, Inc.	8,000	133,760
Stora Enso Oyj "R"	27,834	261,039
Svenska Cellulosa AB "B"	18,665	138,705
UPM-Kymmene Oyj	20,402	289,036
		1,000,095
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.3%
AT&T, Inc.	225,955	6,048,815
Atlantic Tele-Network, Inc.	13,900	338,187
BCE, Inc. (a)	92,288	2,677,275
BCE, Inc. (a)	5,300	154,036
Belgacom SA	1,686	57,687
BT Group PLC	32,185	60,666
Cable & Wireless PLC	10,538	20,862
Deutsche Telekom AG (Registered)	107,800	1,604,551
Elisa Oyj	1,543	23,244
Embarq Corp.	35,400	1,062,000
France Telecom SA	23,257	586,881
Global Crossing Ltd.*	26,500	176,490
Koninklijke (Royal) KPN NV	29,264	411,768
Nippon Telegraph & Telephone Corp.	238	976,813
NTELOS Holdings Corp.	7,900	205,400
PCCW Ltd.	13,000	4,864
Portugal Telecom, SGPS, SA (Registered)	39,966	264,346
Premiere Global Services, Inc.*	3,600	35,820
Singapore Telecommunications Ltd.	404,000	679,749
Swisscom AG (Registered)	1,588	485,662
Tele2 AB "B"	5,300	45,667
Telecom Corp. of New Zealand Ltd.	559,989	774,762
Telecom Italia SpA	178,003	204,906
Telecom Italia SpA (RSP)	98,010	82,575
Telefonica SA	105,665	1,954,504
Telekom Austria AG	22,345	277,353
Telenor ASA	108,900	648,529
TeliaSonera AB	35,500	156,494
Telstra Corp., Ltd.	143,936	395,197
Telus Corp.	900	31,787
Telus Corp. (Non-Voting Shares)	2,000	65,212
Verizon Communications, Inc.	166,754	4,947,591
		25,459,693
Wireless Telecommunication Services 0.6%
America Movil SAB de CV "L" (ADR)	10,800	334,152
China Mobile Ltd.	113,500	995,869
KDDI Corp.	53	316,641
Millicom International Cellular SA (SDR)	1,175	43,622
Mobistar SA	167	11,080
NTT DoCoMo, Inc.	288	456,929
Rogers Communications, Inc. "B"	5,300	153,860
Softbank Corp.	13,800	134,701
Syniverse Holdings, Inc.*	23,400	439,920
Telephone & Data Systems, Inc.	65,600	1,761,360
USA Mobility, Inc.*	61,000	588,650
Vodafone Group PLC	875,892	1,687,112
		6,923,896
Utilities 3.0%
Electric Utilities 2.2%
Acciona SA	502	47,592
Allegheny Energy, Inc.	69,101	2,083,395
American Electric Power Co., Inc.	62,000	2,023,060
British Energy Group PLC	8,328	99,299
Chubu Electric Power Co., Inc.	8,000	210,629
Chugoku Electric Power Co., Inc.	3,400	83,286
Cleco Corp.	3,600	82,836
CLP Holdings Ltd.	58,500	397,247
Duke Energy Corp.	118,744	1,945,027
E.ON AG	48,197	1,839,520
Edison International	56,800	2,021,512
EDP — Energias de Portugal SA	83,310	287,010
Electricite de France	1,261	75,558
Enel SpA	71,891	482,576
Entergy Corp.	12,806	999,508
Exelon Corp.	41,458	2,248,682
FirstEnergy Corp.	42,992	2,242,463
Fortis, Inc.	7,500	163,652
Fortum Oyj	48,342	1,189,963
FPL Group, Inc.	29,404	1,389,045
Hokkaido Electric Power Co., Inc.	2,500	56,827
Hokuriku Electric Power Co.	2,200	57,602
Hongkong Electric Holdings Ltd.	43,000	232,161
Iberdrola SA	174,986	1,266,075
Kansai Electric Power Co., Inc.	8,800	223,884
Kyushu Electric Power Co., Inc.	4,600	107,109
Oesterreichische Elektrizitaetswirtschafts AG "A"	415	19,685
Portland General Electric Co.	14,100	289,332
PPL Corp.	26,100	856,602
Red Electrica Corporacion SA	695	30,459
Scottish & Southern Energy PLC	5,845	114,576
Shikoku Electric Power Co., Inc.	2,300	67,388
Terna-Rete Elettrica Nazionale SpA	20,539	66,370
Tohoku Electric Power Co., Inc.	5,200	118,160
Tokyo Electric Power Co., Inc.	13,500	387,610
Union Fenosa SA	1,998	42,361
		23,848,061
Gas Utilities 0.3%
Enagas	870	16,978
Gas Natural SDG SA	1,848	57,634
Hong Kong & China Gas Co., Ltd.	116,600	206,131
New Jersey Resources Corp.	2,600	96,824
ONEOK, Inc.	29,100	928,290
Osaka Gas Co., Ltd.	25,000	89,690
Piedmont Natural Gas Co., Inc.	9,500	312,740
Snam Rete Gas SpA	14,716	74,599
The Laclede Group, Inc.	12,500	654,000
Tokyo Gas Co., Ltd.	27,000	117,603
UGI Corp.	5,000	119,350
WGL Holdings, Inc.	17,500	563,325
		3,237,164
Independent Power Producers & Energy Traders 0.0%
Electric Power Development Co., Ltd.	1,900	56,349
Iberdrola Renovables*	4,169	12,692
International Power PLC	13,366	47,843
TransAlta Corp.	9,500	190,741
		307,625
Multi-Utilities 0.5%
A2A SpA	14,784	27,032
AGL Energy Ltd.	82,072	764,237
Avista Corp.	16,600	329,676
CenterPoint Energy, Inc.	12,200	140,544
Centrica PLC	29,415	144,599
Dominion Resources, Inc.	15,600	565,968
GDF Suez	6,998	311,606
National Grid PLC	18,797	213,433
NorthWestern Corp.	1,500	29,310
PG&E Corp.	72,036	2,641,560
RWE AG	1,954	162,454
Sempra Energy	13,700	583,483
United Utilities Group PLC	4,223	47,655
Veolia Environnement	2,542	62,406
		6,023,963
Water Utilities 0.0%
Severn Trent PLC	1,502	33,141
Total Common Stocks (Cost $766,296,726)		628,216,524

Rights 0.0%
Financials
Fortis, Expiration Date 7/4/2014*	23,884	0
Goodman Group, Expiration Date 11/21/2008*	1,629	0
GPT Group, Expiration Date 11/17/2008*	4,877	470
Total Rights (Cost $0)		470

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	75,400	8,482
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	15	0
Total Warrants (Cost $0)		8,482

Participatory Note 0.0%
Financials
Union Bank of Nigeria (issuer Merrill Lynch International & Co.) Expiration Date 10/4/2010* (Cost $5,934)	16,645	4,328

Convertible Preferred Stocks 0.0%
Consumer Discretionary 0.0%
ION Media Networks, Inc., 144A, 12.0%* (Cost $17,340)	25,001	812

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	426	37,546
Volkswagen AG	195	12,039
		49,585
Consumer Staples 0.0%
Henkel AG & Co. KGaA	3,926	113,628
Health Care 0.0%
Fresenius SE	2,061	131,894
Utilities 0.0%
RWE AG	71	4,463
Total Preferred Stocks (Cost $499,302)		299,570
	Principal Amount($)(b)	Value ($)

Corporate Bonds 8.3%
Consumer Discretionary 0.6%
AMC Entertainment, Inc., 8.0%, 3/1/2014	190,000	134,900
American Achievement Corp., 144A, 8.25%, 4/1/2012	45,000	44,888
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	104,580	99,351
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	105,000	46,200
8.0%, 3/15/2014	50,000	25,000
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	55,000	53,350
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	75,000	45,750
Carrols Corp., 9.0%, 1/15/2013	45,000	29,025
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	240,000	195,000
Comcast Corp., 6.4%, 5/15/2038	1,100,000	841,325
CSC Holdings, Inc.:
6.75%, 4/15/2012	75,000	64,875
Series B, 8.125%, 7/15/2009	85,000	81,387
Series B, 8.125%, 8/15/2009	170,000	162,775
Denny's Holdings, Inc., 10.0%, 10/1/2012	30,000	22,800
DIRECTV Holdings LLC, 144A, 7.625%, 5/15/2016	225,000	189,000
Dollarama Group LP, 8.883%***, 8/15/2012 (c)	108,000	75,600
EchoStar DBS Corp.:
6.625%, 10/1/2014	130,000	104,325
7.125%, 2/1/2016	95,000	76,238
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	100,000	13,500
General Motors Corp.:
7.4%, 9/1/2025	25,000	6,500
8.375%, 7/15/2033	125,000	40,625
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	90,000	67,500
Group 1 Automotive, Inc., 8.25%, 8/15/2013	50,000	33,000
Hertz Corp., 8.875%, 1/1/2014	265,000	193,450
Idearc, Inc., 8.0%, 11/15/2016	195,000	27,056
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	60,000	30,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	90,000	43,650
Kabel Deutschland GmbH, 10.625%, 7/1/2014	150,000	126,000
Lamar Media Corp., Series C, 6.625%, 8/15/2015	70,000	51,450
Liberty Media LLC:
5.7%, 5/15/2013	15,000	10,431
8.25%, 2/1/2030	115,000	63,183
8.5%, 7/15/2029	170,000	95,095
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	45,000	36,000
MGM MIRAGE:
6.625%, 7/15/2015	45,000	26,325
6.75%, 9/1/2012	40,000	25,600
8.375%, 2/1/2011	75,000	43,500
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	130,000	91,000
Norcraft Holdings LP, 9.75%, 9/1/2012	250,000	205,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	180,000	85,950
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	65,000	49,075
Quebecor Media, Inc., 7.75%, 3/15/2016	60,000	41,550
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	115,000	16,100
Reader's Digest Association, Inc., 9.0%, 2/15/2017	65,000	18,363
Sabre Holdings Corp., 8.35%, 3/15/2016	80,000	34,400
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	105,000	69,300
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	75,000	36,750
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	310,000	86,800
Sinclair Television Group, Inc., 8.0%, 3/15/2012	76,000	62,700
Sirius XM Radio, Inc., 9.625%, 8/1/2013	180,000	55,800
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	90,000	41,400
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,542,387
Travelport LLC:
7.436%***, 9/1/2014	70,000	30,800
9.875%, 9/1/2014	15,000	7,125
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	20,000	5,150
United Components, Inc., 9.375%, 6/15/2013	15,000	9,300
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	190,000	167,093
144A, 10.375%, 2/15/2015	75,000	49,406
UPC Holding BV, 144A, 7.75%, 1/15/2014 EUR	90,000	77,429
Vitro SAB de CV, 9.125%, 2/1/2017	130,000	40,625
Young Broadcasting, Inc., 8.75%, 1/15/2014	430,000	30,638
		6,078,795
Consumer Staples 1.1%
Alliance One International, Inc., 8.5%, 5/15/2012	45,000	34,650
Coca-Cola Enterprises, Inc., 7.375%, 3/3/2014	4,000,000	4,057,996
CVS Caremark Corp., 6.25%, 6/1/2027	2,250,000	1,631,183
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	73,352
9.0%, 4/15/2031	199,000	176,341
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	55,000	34,100
Kroger Co., 6.15%, 1/15/2020	3,750,000	3,078,607
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	526,750	323,951
Reynolds American, Inc., 7.75%, 6/1/2018	2,250,000	1,800,828
Smithfield Foods, Inc., 7.75%, 7/1/2017	30,000	18,900
Viskase Companies, Inc., 11.5%, 6/15/2011	1,425,000	1,140,000
		12,369,908
Energy 0.3%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	185,000	124,875
Belden & Blake Corp., 8.75%, 7/15/2012	416,000	334,880
Bristow Group, Inc., 7.5%, 9/15/2017	95,000	71,250
Chaparral Energy, Inc., 8.5%, 12/1/2015	120,000	61,200
Chesapeake Energy Corp.:
6.25%, 1/15/2018	60,000	42,600
6.875%, 1/15/2016	290,000	232,725
7.5%, 6/15/2014	35,000	28,788
Cimarex Energy Co., 7.125%, 5/1/2017	80,000	64,000
Delta Petroleum Corp., 7.0%, 4/1/2015	145,000	68,512
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	30,000	25,050
8.375%, 5/1/2016	165,000	122,100
El Paso Corp., 7.25%, 6/1/2018	125,000	93,750
Forest Oil Corp., 144A, 7.25%, 6/15/2019	45,000	30,600
Frontier Oil Corp.:
6.625%, 10/1/2011	65,000	57,525
8.5%, 9/15/2016	120,000	104,400
KCS Energy, Inc., 7.125%, 4/1/2012	345,000	246,675
Mariner Energy, Inc.:
7.5%, 4/15/2013	75,000	51,750
8.0%, 5/15/2017	65,000	38,350
Newfield Exploration Co., 7.125%, 5/15/2018	135,000	95,344
OPTI Canada, Inc.:
7.875%, 12/15/2014	115,000	69,000
8.25%, 12/15/2014	225,000	133,875
Petrohawk Energy Corp., 144A, 7.875%, 6/1/2015	95,000	64,362
Plains Exploration & Production Co., 7.0%, 3/15/2017	65,000	42,575
Quicksilver Resources, Inc., 7.125%, 4/1/2016	220,000	140,800
Range Resources Corp., 7.25%, 5/1/2018	15,000	12,113
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	60,000	39,900
Stone Energy Corp.:
6.75%, 12/15/2014	160,000	102,400
8.25%, 12/15/2011	250,000	205,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	75,000	55,023
Tesoro Corp., 6.5%, 6/1/2017	90,000	60,300
Whiting Petroleum Corp.:
7.0%, 2/1/2014	90,000	63,900
7.25%, 5/1/2012	160,000	126,400
7.25%, 5/1/2013	40,000	30,000
Williams Companies, Inc.:
8.125%, 3/15/2012	275,000	250,250
8.75%, 3/15/2032	365,000	297,475
Williams Partners LP, 7.25%, 2/1/2017	75,000	59,625
		3,647,372
Financials 3.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	190,000	125,400
American Express Co., 8.15%, 3/19/2038	1,300,000	1,018,311
Ashton Woods USA LLC, 9.5%, 10/1/2015**	215,000	43,000
BB&T Corp., 5.2%, 12/23/2015	3,000,000	2,516,496
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	45,000	15,750
Citigroup, Inc.:
6.125%, 5/15/2018	1,250,000	1,070,856
6.5%, 8/19/2013	4,605,000	4,365,351
Conproca SA de CV, REG S, 12.0%, 6/16/2010	1,072,450	1,118,029
Countrywide Home Loans, Inc., Series H, 6.25%, 4/15/2009	375,000	367,466
FIA Credit Services NA, 144A, 7.125%, 11/15/2012	3,750,000	3,656,003
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	600,000	363,263
7.875%, 6/15/2010	220,000	147,814
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	3,750,000	3,458,633
GMAC LLC, 6.875%, 9/15/2011	975,000	571,008
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	225,000	135,000
9.75%, 4/1/2017	120,000	67,200
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	95,000	75,525
iPayment, Inc., 9.75%, 5/15/2014	80,000	60,000
JPMorgan Chase & Co., 4.75%, 5/1/2013	4,875,000	4,517,853
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	75,000	37,500
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	2,250,000	1,998,425
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	290,000	121,800
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	45,000
PNC Bank NA, 6.875%, 4/1/2018	3,000,000	2,765,763
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	75,000	71,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	17,000	14,790
Simon Property Group LP, (REIT), 6.125%, 5/30/2018	2,600,000	1,851,265
SLM Corp., Series A, 4.5%, 7/26/2010	375,000	293,490
Sprint Capital Corp.:
7.625%, 1/30/2011	75,000	62,250
8.375%, 3/15/2012	30,000	24,150
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	3,000,000	2,485,179
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	235,000	11,163
UCI Holdco, Inc., 10.316%***, 12/15/2013 (PIK)	111,346	42,311
Universal City Development Partners, 11.75%, 4/1/2010	390,000	312,000
Wind Acquisition Finance SA, 144A, 10.75%, 12/1/2015	75,000	57,750
		33,887,044
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	135,000	89,100
Boston Scientific Corp., 6.0%, 6/15/2011	80,000	71,600
Community Health Systems, Inc., 8.875%, 7/15/2015	600,000	502,500
HCA, Inc.:
9.125%, 11/15/2014	115,000	98,900
9.25%, 11/15/2016	430,000	365,500
9.625%, 11/15/2016 (PIK)	125,000	100,625
HEALTHSOUTH Corp., 10.75%, 6/15/2016	60,000	54,300
IASIS Healthcare LLC, 8.75%, 6/15/2014	95,000	75,050
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	80,000	65,800
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	90,000	67,500
The Cooper Companies, Inc., 7.125%, 2/15/2015	150,000	120,000
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	100,000	78,500
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	245,000	203,350
		1,892,725
Industrials 0.5%
Actuant Corp., 6.875%, 6/15/2017	60,000	51,300
ARAMARK Corp., 8.5%, 2/1/2015	30,000	25,650
Baldor Electric Co., 8.625%, 2/15/2017	75,000	57,375
BE Aerospace, Inc., 8.5%, 7/1/2018	160,000	137,600
Belden, Inc., 7.0%, 3/15/2017	75,000	57,375
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	255,000	191,250
Cenveo Corp., 144A, 10.5%, 8/15/2016	25,000	21,125
Congoleum Corp., 8.625%, 8/1/2008**	572,000	429,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	35,000	34,650
6.875%, 11/1/2013	210,000	207,900
7.625%, 2/1/2018	255,000	252,450
Education Management LLC, 8.75%, 6/1/2014	15,000	10,950
Esco Corp.:
144A, 6.694%***, 12/15/2013	50,000	38,000
144A, 8.625%, 12/15/2013	155,000	124,000
General Cable Corp., 7.125%, 4/1/2017	5,000	3,200
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	25,000	16,750
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	60,000	43,200
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	220,000	85,800
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	65,000	50,862
7.625%, 12/1/2013	200,000	156,500
9.375%, 5/1/2012	190,000	160,550
Kansas City Southern Railway Co., 7.5%, 6/15/2009	60,000	57,600
Lockheed Martin Corp., 4.121%, 3/14/2013	1,500,000	1,390,401
Mobile Services Group, Inc., 9.75%, 8/1/2014	90,000	67,500
Moog, Inc., 144A, 7.25%, 6/15/2018	30,000	24,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	115,000	94,300
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	250,000	53,750
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	65,000	44,850
Seitel, Inc., 9.75%, 2/15/2014	45,000	28,350
Titan International, Inc., 8.0%, 1/15/2012	265,000	235,850
TransDigm, Inc., 7.75%, 7/15/2014	45,000	36,000
Union Pacific Corp., 5.7%, 8/15/2018	1,500,000	1,261,614
United Rentals North America, Inc.:
6.5%, 2/15/2012	50,000	35,000
7.0%, 2/15/2014	210,000	114,450
US Concrete, Inc., 8.375%, 4/1/2014	125,000	78,125
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	102,535	23,921
		5,701,198
Information Technology 0.5%
Alion Science & Technology Corp., 10.25%, 2/1/2015	60,000	33,000
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	190,000	84,550
L-3 Communications Corp.:
5.875%, 1/15/2015	250,000	205,000
Series B, 6.375%, 10/15/2015	115,000	95,450
Lucent Technologies, Inc., 6.45%, 3/15/2029	135,000	66,150
MasTec, Inc., 7.625%, 2/1/2017	105,000	84,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	140,000	98,000
SunGard Data Systems, Inc., 10.25%, 8/15/2015	195,000	136,500
Tyco Electronics Group SA, 6.55%, 10/1/2017	1,500,000	1,248,670
Vangent, Inc., 9.625%, 2/15/2015	80,000	47,200
Xerox Corp., 5.65%, 5/15/2013	3,900,000	3,078,110
		5,176,630
Materials 0.5%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	45,000	31,500
ARCO Chemical Co., 9.8%, 2/1/2020	635,000	298,450
Cascades, Inc., 7.25%, 2/15/2013	221,000	122,655
Chemtura Corp., 6.875%, 6/1/2016	160,000	100,000
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	90,000	58,500
CPG International I, Inc., 10.5%, 7/1/2013	195,000	125,775
Exopack Holding Corp., 11.25%, 2/1/2014	255,000	196,350
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	205,000	164,000
8.375%, 4/1/2017	400,000	314,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	585,071	427,102
144A, 10.698%***, 12/31/2009	959,000	700,070
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	50,000	34,750
Hexcel Corp., 6.75%, 2/1/2015	305,000	231,800
Huntsman LLC, 11.625%, 10/15/2010	400,000	396,000
Innophos, Inc., 8.875%, 8/15/2014	35,000	30,800
Jefferson Smurfit Corp., 8.25%, 10/1/2012	135,000	68,850
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	215,000	172,000
Metals USA Holdings Corp., 9.883%***, 7/1/2012 (PIK)	50,000	27,500
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	40,000	22,000
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	110,000	61,600
Monsanto Co., 5.875%, 4/15/2038	1,500,000	1,256,690
NewMarket Corp., 7.125%, 12/15/2016	195,000	159,900
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	85,000	83,419
Pliant Corp., 11.85%, 6/15/2009 (PIK)	10	7
Radnor Holdings Corp., 11.0%, 3/15/2010**	120,000	150
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	85,000	68,794
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	110,000	53,900
8.375%, 7/1/2012	80,000	40,800
Steel Dynamics, Inc.:
6.75%, 4/1/2015	35,000	22,925
7.375%, 11/1/2012	30,000	22,313
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	160,000	136,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	135,000	118,014
Witco Corp., 6.875%, 2/1/2026	155,000	68,200
Wolverine Tube, Inc., 10.5%, 4/1/2009	135,000	121,500
		5,736,314
Telecommunication Services 0.5%
BCM Ireland Preferred Equity Ltd., 144A, 11.964%***, 2/15/2017 (PIK) EUR	219,736	62,759
Centennial Communications Corp.:
10.0%, 1/1/2013	55,000	48,675
10.125%, 6/15/2013	120,000	106,200
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	220,000	167,200
8.375%, 1/15/2014	85,000	61,412
Cricket Communications, Inc.:
9.375%, 11/1/2014	170,000	138,125
144A, 10.0%, 7/15/2015	155,000	130,587
Embratel, Series B, 11.0%, 12/15/2008	85,000	83,725
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	48,081	40,869
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	100,000	66,277
Intelsat Corp.:
144A, 9.25%, 8/15/2014	30,000	25,800
144A, 9.25%, 6/15/2016	355,000	294,650
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	190,000	161,500
iPCS, Inc., 4.926%***, 5/1/2013	35,000	26,950
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	185,000	154,012
Millicom International Cellular SA, 10.0%, 12/1/2013	270,000	210,600
Qwest Corp.:
7.25%, 9/15/2025	25,000	16,625
7.875%, 9/1/2011	210,000	182,175
8.875%, 3/15/2012	45,000	39,375
Rogers Communications, Inc., 6.8%, 8/15/2018	1,500,000	1,312,549
Sprint Nextel Corp., 6.0%, 12/1/2016	75,000	51,938
Stratos Global Corp., 9.875%, 2/15/2013	55,000	46,475
Telesat Canada, 144A, 11.0%, 11/1/2015	710,000	426,000
Verizon Communications, Inc., 8.95%, 3/1/2039	1,500,000	1,524,525
Virgin Media Finance PLC:
8.75%, 4/15/2014	180,000	126,000
8.75%, 4/15/2014 EUR	200,000	142,750
Windstream Corp.:
7.0%, 3/15/2019	90,000	54,900
8.625%, 8/1/2016	15,000	11,325
		5,713,978
Utilities 1.0%
AES Corp.:
8.0%, 10/15/2017	150,000	115,500
144A, 8.0%, 6/1/2020	155,000	113,925
144A, 8.75%, 5/15/2013	486,000	442,260
9.5%, 6/1/2009	85,000	82,025
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	595,000	544,425
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	3,000,000	2,918,538
Appalachian Power Co., 7.0%, 4/1/2038	2,250,000	1,757,819
CenterPoint Energy, Inc., 6.5%, 5/1/2018	2,250,000	1,702,629
CMS Energy Corp., 8.5%, 4/15/2011	355,000	338,776
DPL, Inc., 6.875%, 9/1/2011	1,500,000	1,430,085
Edison Mission Energy, 7.0%, 5/15/2017	160,000	126,600
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	220,000	169,400
Knight, Inc., 6.5%, 9/1/2012	45,000	39,375
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	119,275
Mirant North America LLC, 7.375%, 12/31/2013	60,000	52,425
NRG Energy, Inc.:
7.25%, 2/1/2014	180,000	157,500
7.375%, 2/1/2016	165,000	142,313
7.375%, 1/15/2017	55,000	47,575
Regency Energy Partners LP, 8.375%, 12/15/2013	105,000	79,800
Reliant Energy, Inc., 7.875%, 6/15/2017	180,000	137,700
Sierra Pacific Resources:
6.75%, 8/15/2017	180,000	141,570
8.625%, 3/15/2014	31,000	27,237
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	325,000	247,813
		10,934,565
Total Corporate Bonds (Cost $111,752,702)		91,138,529

Asset-Backed 0.7%
Automobile Receivables 0.2%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,601,349
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	1,517,000	1,256,128
		2,857,477
Home Equity Loans 0.5%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,027,163	1,828,290
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	3,814,900	3,330,351
		5,158,641
Total Asset-Backed (Cost $9,001,385)		8,016,118

Mortgage-Backed Securities Pass-Throughs 7.5%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,167,863	1,193,976
Federal Home Loan Mortgage Corp.:
5.0%, 10/1/2035	7,173,599	6,802,870
5.5%, 4/1/2038	26,064,055	25,433,833
Federal National Mortgage Association:
4.5%, 11/1/2028 (d)	2,367,005	2,158,968
5.5%, with various maturities from 2/1/2037 until 4/1/2038	28,370,469	27,425,200
6.0%, with various maturities from 8/1/2037 until 5/1/2038	17,894,363	17,897,054
6.5%, with various maturities from 4/1/2017 until 6/1/2017	775,577	790,180
8.0%, 9/1/2015	542,953	570,485
Government National Mortgage Association, 6.5%, 8/20/2034	346,927	351,671
Total Mortgage-Backed Securities Pass-Throughs (Cost $84,069,197)		82,624,237

Commercial and Non-Agency Mortgage-Backed Securities 7.2%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.415%***, 1/25/2036	3,015,000	1,909,862
Bear Stearns Adjustable Rate Mortgage Trust, "12A5", Series 2004-1, 4.455%***, 4/25/2034	5,176,508	4,057,317
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	757,712	692,123
Countrywide Alternative Loan Trust:
"3A11", Series 2005-20CB, 3.559%***, 7/25/2035	3,327,693	2,863,761
"A1", Series 2004-1T1, 5.0%, 2/25/2034	1,242,549	1,119,634
"1A5", Series 2003-J1, 5.25%, 10/25/2033	1,140,733	1,050,296
"4A3", Series 2005-43, 5.673%***, 10/25/2035	3,419,268	1,954,339
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	3,165,143	2,587,573
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	3,629,965	3,083,291
"A1", Series 2004-35T2, 6.0%, 2/25/2035	1,182,413	1,089,140
Credit Suisse Mortgage Capital Certificates Trust, "A3", Series 2008-C1, 6.426%***, 2/15/2041	5,000,000	3,864,978
First Horizon Alternative Mortgage Securities, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	5,096,001	4,449,106
GS Mortgage Securities Corp. II, "AAB", Series 2006-GG8, 5.535%, 11/10/2039	5,300,000	4,286,922
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	5,842,797	4,867,959
JPMorgan Chase Commercial Mortgage Securities Corp., "ASB", Series 2007-CB20, 5.688%, 2/12/2051	11,250,000	8,788,104
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,047,267	1,031,558
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	2,725,000	1,704,246
"5A1", Series 2005-18, 5.528%***, 9/25/2035	1,890,581	1,391,112
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	1,955,972	1,657,687
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	5,900,000	4,819,783
"APB", Series 2007-C34, 5.617%, 5/15/2046	8,625,000	6,661,783
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.465%***, 5/20/2036	13,698,021	10,179,934
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A6", Series 2005-AR12, 4.834%***, 10/25/2035	5,590,000	3,521,820
"1A3", Series 2005-AR16, 5.103%***, 12/25/2035	3,005,000	1,987,417
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $102,335,968)		79,619,745

Collateralized Mortgage Obligations 1.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,362,541	1,356,840
Federal Home Loan Mortgage Corp., "OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	10,835,553	8,464,298
Federal National Mortgage Association, "2", Series 379, Interest Only, 5.5%, 5/1/2037	41,236	9,977
Government National Mortgage Association, "CK", Series 2007-31, 5.0%, 5/16/2037	7,500,000	6,651,812
Total Collateralized Mortgage Obligations (Cost $16,889,504)		16,482,927

Senior Loans*** 0.2%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.924%, 4/2/2014	43,582	32,252
Algoma Steel, Inc., Term Loan B, LIBOR plus 2.5%, 5.674%, 6/20/2013	59,848	48,477
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 10.424%, 6/1/2010**	233,333	0
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 10.424%, 5/1/2013	83,455	26,983
Term Loan B, LIBOR plus 7.25%, 10.424%, 11/1/2013	424,534	137,267
Term Loan DIP, LIBOR plus 7.25%, 10.424%, 1/22/2009	204,094	65,989
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 6.674%, 10/14/2014	672,703	529,837
Term Loan B3, LIBOR plus 3.5%, 6.674%, 10/14/2014	355,252	279,711
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 6.174%, 12/16/2013	79,797	44,227
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.424%, 9/16/2013	49,497	33,658
Golden Nugget, Term Loan, 6.51%, 6/16/2014	100,000	40,000
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.174%, 3/26/2014	2,939	1,896
Term Loan B, LIBOR plus 2.0%, 5.174%, 3/26/2014	50,307	32,448
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 4.674%, 11/18/2012	265,022	224,758
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.424%, 5/6/2013	248,235	174,509
Term Loan C2, LIBOR plus 2.25%, 5.424%, 5/6/2013	32,779	23,044
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, (PIK) 8.424%, 6/15/2014	230,457	178,603
Longview Power LLC:
Demand Draw, 5.75%, 4/1/2014	102,000	70,125
Letter of Credit, 3.663%, 4/1/2014	27,000	18,563
Term Loan B, 5.125%, 4/1/2014	81,000	55,687
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 5.174%, 9/30/2014	78,657	45,009
Symbion:
Term Loan B, LIBOR plus 3.25%, 6.424%, 8/23/2013	33,988	23,791
Term Loan B, LIBOR plus 3.25%, 6.424%, 8/23/2014	33,988	23,791
Telesat Canada:
Term Loan B, LIBOR plus 3.0%, 6.174%, 10/31/2014	233,159	179,300
Delayed Draw Term Loan, LIBOR plus 3.0%, 6.174%, 10/31/2014	20,028	15,402
Tribune Co., Tranche B, LIBOR plus 3.0%, 6.174% 5/19/2014	216,681	98,590
Total Senior Loans (Cost $3,839,273)		2,403,917

Government & Agency Obligations 8.3%
US Government Sponsored Agencies 2.2%
Federal Home Loan Bank, 4.375%, 10/22/2010	3,500,000	3,567,718
Federal National Mortgage Association, 3.625%, 8/15/2011 (e)	20,000,000	20,200,180
		23,767,898
US Treasury Obligations 6.1%
US Treasury Bill, 0.17%****, 1/15/2009 (f)	20,935,000	20,919,508
US Treasury Bond, 4.75%, 2/15/2037 (e)	13,000,000	13,783,042
US Treasury Notes:
3.375%, 7/31/2013 (e)	10,000,000	10,293,750
3.875%, 5/15/2018 (e)	22,000,000	21,963,898
		66,960,198
Total Government & Agency Obligations (Cost $91,116,995)		90,728,096

Exchange Traded Fund 0.2%
iShares MSCI Japan Index Fund (Cost $3,102,757)	276,081	2,481,968

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (g)	120,000	83,412
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (g)	889,000	533,365
Xerox Capital Trust I, 8.0%, 2/1/2027	80,000	59,484
Total Preferred Securities (Cost $1,149,110)		676,261
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $348,079)	506,000	333,960
	Shares	Value ($)

Securities Lending Collateral 6.3%
Daily Assets Fund Institutional, 2.63% (h) (i) (Cost $68,705,000)	68,705,000	68,705,000

Cash Equivalents 10.3%
Cash Management QP Trust, 2.30% (h) (Cost $113,682,212)	113,682,212	113,682,212
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,372,811,484)+	107.7	1,185,423,156
Other Assets and Liabilities, Net	(7.7)	(85,033,752)
Net Assets	100.0	1,100,389,404
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	10.424%	6/4/2010	233,333	USD	233,333	0
Ashton Woods USA LLC	9.5%	10/1/2015	215,000	USD	195,058	43,000
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	429,000
Quebecor World, Inc.	9.75%	1/15/2015	115,000	USD	115,000	16,100
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	USD	79,038	150
Tropicana Entertainment LLC	9.625%	12/15/2014	235,000	USD	172,931	11,163
					1,368,565	499,413
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of October 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,394,574,732. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $209,151,576. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,208,767 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $246,360,343.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Principal amount stated in US dollars unless otherwise noted.
(c) Security has deferred its 6/15/2008 interest payment until 12/15/2008.
(d) At October 31, 2008, this security has been pledged, in whole or in part, as collateral for open credit default swaps.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2008 amounted to $66,240,870, which is 6.0% of net assets.
(f) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g) Date shown is call date; not a maturity date for the perpetual preferred securities.
(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: Represents the London InterBank Offered Rate.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

Principal Only: Principal only (PO) bonds represent the "principal only" portion of payment on a pool of underlying mortgages or mortgage backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust.

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At October 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	12/15/2008	338	23,210,695	23,885,312	674,617
10 Year Canadian Government Bond	12/18/2008	183	17,772,002	17,792,890	20,888
10 Year Federal Republic of Germany Bond	12/8/2008	203	29,517,690	29,994,978	477,288
10 Year US Treasury Note	12/19/2008	160	18,626,386	18,092,501	(533,885)
AEX Index	11/21/2008	194	13,145,477	13,179,096	33,619
DJ Euro Stoxx 50 Index	12/19/2008	62	2,177,421	2,048,252	(129,169)
FTSE 100 Index	12/19/2008	2	171,241	140,931	(30,310)
Hang Seng Index	11/27/2008	54	3,957,747	4,853,001	895,254
IBEX 35 Index	11/21/2008	6	783,193	688,218	(94,975)
Nikkei 225 Index	12/11/2008	4	250,917	178,700	(72,217)
Russell 2000 Mini Index	12/19/2008	255	14,427,617	13,680,750	(746,867)
S&P 500 E-Mini Index	12/19/2008	454	23,518,627	21,957,710	(1,560,917)
S&P 500 Index	12/18/2008	6	1,878,153	1,450,950	(427,203)
S&P MIB Index	12/19/2008	27	4,573,104	3,650,686	(922,418)
SPI 200 Index	12/18/2008	109	7,453,726	7,308,786	(144,940)
United Kingdom Treasury Bond	12/29/2008	256	46,084,331	45,850,759	(233,572)
Total net unrealized depreciation					(2,794,807)

At October 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year Federal Republic of Germany	12/8/2008	497	66,319,272	67,155,314	(836,042)
2 Year US Treasury Note	12/31/2008	95	20,361,406	20,408,671	(47,265)
10 Year Japanese Government Bond	12/11/2008	77	107,444,726	107,851,589	(406,863)
10 Year US Treasury Note	12/19/2008	53	5,917,836	5,993,141	(75,305)
CAC 40 Index	11/21/2008	81	3,416,019	3,581,860	(165,841)
DAX Index	12/19/2008	18	2,741,148	2,905,017	(163,869)
FTSE 100 Index	12/19/2008	59	4,623,029	4,157,457	465,572
Russell 2000 Mini Index	12/19/2008	48	3,316,687	2,575,200	741,487
S&P TSE 60 Index	12/18/2008	33	3,286,291	3,236,754	49,537
TOPIX Index	12/12/2008	200	23,698,112	17,338,341	6,359,771
Total net unrealized appreciation					5,921,182

At October 31, 2008, open credit default swap contract purchased was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation ($)
5/6/2008 6/20/2013	80,000[1]	Fixed — 7.25%	ARCO Chemical Co., 9.8%, 2/1/2020	18,539

At October 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/9/2007 12/20/2008	235,000[2]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(12,626)
10/5/2007 12/20/2008	140,000[3]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(7,504)
10/4/2007 12/20/2008	250,000[4]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(20,496)
10/3/2007 12/20/2008	235,000[3]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(18,906)
2/19/2008 3/20/2009	130,000[1]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	(288)
2/26/2008 3/20/2009	180,000[1]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	483
Total net unrealized depreciation				(59,337)
Counterparty: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc. [2] Goldman Sachs & Co. [3] JPMorgan Chase Securities, Inc. [4] Citigroup Global Markets, Inc.

As of October 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,684,609	EUR	1,324,000	11/5/2008	2,568
USD	29,182	EUR	22,900	11/5/2008	0
USD	187,336	SGD	278,000	11/5/2008	13
EUR	558,000	USD	754,176	11/17/2008	43,446
EUR	7,900	USD	10,227	11/17/2008	164
USD	10,695	EUR	8,400	11/17/2008	4
CAD	30,807,000	USD	28,808,847	12/15/2008	3,251,462
CHF	20,379,000	USD	17,907,733	12/15/2008	322,194
DKK	6,099,000	USD	1,137,215	12/15/2008	96,026
EUR	38,727,000	USD	53,870,806	12/15/2008	4,577,937
GBP	30,264,000	USD	54,869,389	12/15/2008	6,292,681
GBP	9,258,000	USD	15,903,855	12/15/2008	1,043,852
USD	890,842	JPY	94,411,000	12/15/2008	69,509
NOK	88,219,000	USD	13,178,423	12/15/2008	124,462
NZD	6,248,000	USD	4,118,682	12/15/2008	500,788
NZD	27,905,000	USD	16,946,706	12/15/2008	788,367
SEK	1,331,000	USD	189,184	12/15/2008	17,848
SGD	54,917,000	USD	38,031,427	12/15/2008	946,269
Total unrealized appreciation					18,077,590
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	1,617,677	JPY	159,050,000	11/4/2008	(2,890)
USD	374,836	AUD	565,000	11/5/2008	(2,115)
USD	19,152	CAD	23,030	11/5/2008	(46)
USD	135,528	CAD	163,000	11/5/2008	(299)
USD	147,549	CHF	171,000	11/5/2008	(1,149)
USD	140,880	DKK	824,000	11/5/2008	(581)
USD	37,726	GBP	23,446	11/5/2008	(6)
USD	78,987	GBP	49,000	11/5/2008	(153)
USD	753,414	NOK	5,043,000	11/5/2008	(4,388)
USD	167,616	NZD	288,000	11/5/2008	(251)
USD	389,983	SEK	3,019,000	11/5/2008	(2,668)
USD	34,687	EUR	25,800	11/17/2008	(1,825)
USD	1,078,968	AUD	1,372,000	12/15/2008	(171,069)
USD	7,871,891	AUD	10,067,000	12/15/2008	(1,210,216)
USD	12,523,758	AUD	18,584,000	12/15/2008	(226,096)
USD	4,103,782	CAD	4,356,000	12/15/2008	(490,058)
USD	3,915,652	CAD	4,633,000	12/15/2008	(72,131)
USD	24,680,097	CHF	27,868,000	12/15/2008	(632,118)
USD	1,132,023	DKK	6,099,000	12/15/2008	(90,828)
USD	15,470,394	EUR	11,474,000	12/15/2008	(865,950)
USD	21,296,811	EUR	15,827,000	12/15/2008	(1,151,741)
USD	22,814,100	EUR	17,245,000	12/15/2008	(864,158)
USD	30,161,942	GBP	17,102,000	12/15/2008	(2,711,544)
JPY	1,654,408,000	USD	15,770,911	12/15/2008	(1,057,771)
JPY	683,626,000	USD	6,805,973	12/15/2008	(147,889)
USD	25,738,240	NZD	40,216,000	12/15/2008	(2,451,238)
USD	4,118,991	SEK	28,295,000	12/15/2008	(476,643)
USD	9,791,196	SEK	72,225,000	12/15/2008	(493,843)
USD	104,888,943	SGD	149,395,000	12/15/2008	(4,003,292)
Total unrealized depreciation					(17,132,956)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $1,190,424,272) — including $66,240,870 of securities loaned	$ 1,003,035,944
Investment in Daily Assets Fund Institutional (cost $68,705,000)*	68,705,000
Investment in Cash Management QP Trust (cost $113,682,212)	113,682,212
Total investments, at value (cost $1,372,811,484)	1,185,423,156
Cash	274,536
Foreign currency, at value (cost $2,859,242)	2,836,010
Receivable for investments sold	18,566,954
Dividends receivable	841,145
Interest receivable	4,214,437
Receivable for Fund shares sold	92,374
Unrealized appreciation on forward foreign currency exchange contracts	18,077,590
Foreign taxes recoverable	81,476
Other assets	62,255
Total assets	1,230,469,933
Liabilities
Payable upon return of securities loaned	68,705,000
Payable for investments purchased	29,634,441
Payable for Fund shares redeemed	1,874,713
Payable for variation margin on open futures contracts	677,983
Net payable for closed credit default swap contracts	13,466
Net payable on closed forward foreign currency exchange contracts	10,133,313
Unrealized depreciation on forward foreign currency exchange contracts	17,132,956
Net unrealized depreciation on credit default swap contracts	40,798
Accrued management fee	357,392
Other accrued expenses and payables	1,510,467
Total liabilities	130,080,529
Net assets, at value	$ 1,100,389,404
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Assets Consist of
Undistributed net investment income	6,941,906
Net unrealized appreciation (depreciation) on: Investments	(187,388,328)
Futures	3,126,375
Credit default swaps	(40,798)
Foreign currency	895,366
Accumulated net realized gain (loss)	(74,673,178)
Paid-in capital	1,351,528,061
Net assets, at value	$ 1,100,389,404
Net Asset Value
Class A Net Asset Value and redemption price per share ($815,135,881 ÷ 114,631,134 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.11
Maximum offering price per share (100 ÷ 94.25 of $7.11)	$ 7.54

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,412,452 ÷ 3,133,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.15

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,807,348 ÷ 2,509,365 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.10
Class S Net Asset Value, offering and redemption price per share ($244,764,337 ÷ 34,413,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.11
Institutional Class Net Asset Value, offering and redemption price per share ($269,386 ÷ 37,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $467,371)	$ 18,744,941
Interest (net of foreign taxes withheld of $8,696)	29,983,169
Interest — Cash Management QP Trust	3,467,026
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	585,020
Total Income	52,780,156
Expenses: Management fee	6,424,662
Administration fee	717,413
Services to shareholders	2,754,723
Distribution and service fees	3,331,716
Custodian fee	395,401
Professional fees	156,853
Reports to shareholders and shareholder meeting	811,271
Registration fees	79,461
Trustees' fees and expenses	161,091
Other	136,952
Total expenses before expense reductions	14,969,543
Expense reductions	(705,115)
Total expenses after expense reductions	14,264,428
Net investment income (loss)	38,515,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(40,615,338)
Futures	(6,220,948)
Credit default swaps	(558,827)
Foreign currency	(12,342,609)
Payments made by affiliates (See Note G)	36,855
(59,700,867)
Change in net unrealized appreciation (depreciation) on: Investments	(436,064,588)
Futures	2,581,621
Credit default swaps	32,956
Unfunded loan commitments	(1,777)
Foreign currency	(528,954)
(433,980,742)
Net gain (loss)	(493,681,609)
Net increase (decrease) in net assets resulting from operations	$ (455,165,881)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income (loss)	$ 38,515,728	$ 47,629,715
Net realized gain (loss)	(59,700,867)	141,691,650
Change in net unrealized appreciation (depreciation)	(433,980,742)	(31,401,516)
Net increase (decrease) in net assets resulting from operations	(455,165,881)	157,919,849
Distributions to shareholders from: Net investment income: Class A	(27,869,661)	(42,404,195)
Class B	(846,131)	(1,884,282)
Class C	(432,663)	(744,003)
Class S	(9,054,876)	(13,552,448)
Institutional Class	(9,651)	(14,803)
Net realized gains: Class A	(6,432,304)	—
Class B	(243,190)	—
Class C	(155,159)	—
Class S	(1,938,318)	—
Institutional Class	(1,890)	—
Tax return of capital: Class A	(4,267,519)	—
Class B	(142,881)	—
Class C	(100,275)	—
Class S	(1,286,678)	—
Institutional Class	(1,317)	—
Total distributions	(52,782,513)	(58,599,731)
Fund share transactions: Proceeds from shares sold	67,098,717	85,392,368
Reinvestment of distributions	49,132,419	54,493,897
Cost of shares redeemed	(282,834,277)	(354,693,520)
Redemption fees	10,445	11,529
Net increase (decrease) in net assets from Fund share transactions	(166,592,696)	(214,795,726)
Increase (decrease) in net assets	(674,541,090)	(115,475,608)
Net assets at beginning of period	1,774,930,494	1,890,406,102
Net assets at end of period (including undistributed net investment income of $6,941,906 and $6,929,636, respectively)	$ 1,100,389,404	$ 1,774,930,494

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 9.70	$ 8.99	$ 8.68	$ 8.44
Income (loss) from investment operations: Net investment income[a]	.23	.26	.23[d]	.21	.13
Net realized and unrealized gain (loss)	(3.05)	.61	.69	.31	.26
Total from investment operations	(2.82)	.87	.92	.52	.39
Less distributions from: Net investment income	(.23)	(.32)	(.21)	(.21)	(.15)
Net realized gains	(.05)	—	—	—	—
Tax return of capital	(.04)	—	—	—	—
Total distributions	(.32)	(.32)	(.21)	(.21)	(.15)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.11	$ 10.25	$ 9.70	$ 8.99	$ 8.68
Total Return (%)[b]	(28.25)[c]	9.08[c]	10.40[c,d]	5.97[c]	4.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	815	1,299	1,367	1,459	1,620
Ratio of expenses before expense reductions (%)	.99	.92	.97	.98	1.03
Ratio of expenses after expense reductions (%)	.96	.92	.92	.96	1.03
Ratio of net investment income (%)	2.51	2.59	2.56[d]	2.40	1.55
Portfolio turnover rate (%)	276	188	98	158	81
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 9.75	$ 9.01	$ 8.69	$ 8.44
Income (loss) from investment operations: Net investment income[a]	.22	.24	.21[d]	.16	.06
Net realized and unrealized gain (loss)	(3.07)	.60	.70	.30	.25
Total from investment operations	(2.85)	.84	.91	.46	.31
Less distributions from: Net investment income	(.21)	(.29)	(.17)	(.14)	(.06)
Net realized gains	(.05)	—	—	—	—
Tax return of capital	(.04)	—	—	—	—
Total distributions	(.30)	(.29)	(.17)	(.14)	(.06)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.15	$ 10.30	$ 9.75	$ 9.01	$ 8.69
Total Return (%)[b,c]	(28.34)	8.79	10.18[d]	5.30	3.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	52	77	114	178
Ratio of expenses before expense reductions (%)	1.90	1.89	1.99	1.94	1.94
Ratio of expenses after expense reductions (%)	1.13	1.13	1.16	1.54	1.93
Ratio of net investment income (%)	2.34	2.37	2.32[d]	1.82	.65
Portfolio turnover rate (%)	276	188	98	158	81
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 9.68	$ 8.97	$ 8.66	$ 8.42
Income (loss) from investment operations: Net investment income[a]	.15	.18	.16[d]	.14	.06
Net realized and unrealized gain (loss)	(3.03)	.59	.69	.30	.25
Total from investment operations	(2.88)	.77	.85	.44	.31
Less distributions from: Net investment income	(.15)	(.23)	(.14)	(.13)	(.07)
Net realized gains	(.05)	—	—	—	—
Tax return of capital	(.04)	—	—	—	—
Total distributions	(.24)	(.23)	(.14)	(.13)	(.07)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.10	$ 10.22	$ 9.68	$ 8.97	$ 8.66
Total Return (%)[b]	(28.85)[c]	8.05	9.52[d]	5.09[c]	3.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	31	33	38	50
Ratio of expenses before expense reductions (%)	1.82	1.75	1.77	1.86	1.90
Ratio of expenses after expense reductions (%)	1.82	1.75	1.76	1.78	1.89
Ratio of net investment income (%)	1.65	1.75	1.72[d]	1.58	.69
Portfolio turnover rate (%)	276	188	98	158	81
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 9.71	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.25	.28	.25[d]	.14
Net realized and unrealized gain (loss)	(3.06)	.60	.70	.04
Total from investment operations	(2.81)	.88	.95	.18
Less distributions from: Net investment income	(.24)	(.34)	(.23)	(.17)
Net realized gains	(.05)	—	—	—
Tax return of capital	(.04)	—	—	—
Total distributions	(.33)	(.34)	(.23)	(.17)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.11	$ 10.25	$ 9.71	$ 8.99
Total Return (%)[c]	(28.11)	9.17	10.76[d]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	245	393	411	153
Ratio of expenses before expense reductions (%)	.79	.73	.85	.79*
Ratio of expenses after expense reductions (%)	.77	.73	.74	.74*
Ratio of net investment income (%)	2.70	2.78	2.74[d]	2.43*
Portfolio turnover rate (%)	276	188	98	158
[a] For the period from March 14, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 9.72	$ 9.01	$ 8.70	$ 8.45
Income (loss) from investment operations: Net investment income[a]	.26	.29	.26[c]	.24	.16
Net realized and unrealized gain (loss)	(3.06)	.60	.69	.31	.26
Total from investment operations	(2.80)	.89	.95	.55	.42
Less distributions from: Net investment income	(.25)	(.35)	(.24)	(.24)	(.17)
Net realized gains	(.05)	—	—	—	—
Tax return of capital	(.04)	—	—	—	—
Total distributions	(.34)	(.35)	(.24)	(.24)	(.17)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.12	$ 10.26	$ 9.72	$ 9.01	$ 8.70
Total Return (%)[b]	(27.99)	9.32	10.76[c]	6.32	5.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27	.42	.42	.39	.35
Ratio of expenses before expense reductions (%)	.75	.68	.74	.69	.73
Ratio of expenses after expense reductions (%)	.71	.61	.60	.62	.69
Ratio of net investment income (%)	2.76	2.89	2.88[c]	2.74	1.89
Portfolio turnover rate (%)	276	188	98	158	81
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in September 2008, FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. The FSP requires enhanced disclosures regarding credit derivatives sold by the Fund, including credit default swaps sold. The FSP is effective for fiscal and interim reporting periods ending after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of the FSP.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as an efficient means of managing allocations between assets or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may also utilize futures as part of its global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $45,598,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Capital loss carryforwards	$ (45,598,000)
Net unrealized appreciation (depreciation) on investments	$ (209,151,576)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 38,453,252	$ 58,599,731
Distributions from long-term capital gains	$ 8,530,591	$ —
Tax return of capital	$ 5,798,670	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distirbutions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. Effective April 1, 2008, the Fund no longer imposes the 2% redemption fee on Fund shares acquired on or after that date.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $2,971,407,524 and $3,232,639,444, respectively. Purchases and sales of US Treasury securities aggregated $884,004,303 and $847,814,859, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as the subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the investment management agreement. For the period from November 1, 2007 through April 30, 2008, the Fund paid a monthly management fee, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.470%
Next $500 million of such net assets	.445%
Next $1.5 billion of such net assets	.410%
Next $2.0 billion of such net assets	.400%
Next $2.0 billion of such net assets	.390%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.370%
Over $12.5 billion of such net assets	.360%

Effective May 1, 2008, under the Amended and Restated Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

For the period from November 1, 2007 through the expiration dates noted below, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

		Expiration Date
Class A	.93%	November 17, 2008
Class C	1.80%	March 13, 2008
Class S	.74%	July 14, 2009
Institutional Class	.61%	March 13, 2008

For the period from November 1, 2007 through March 13, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.88% for Class B shares.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.95% for Class B shares.

Administration Fee. Effective May 1, 2008, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through October 31, 2008, the Advisor received an Administration fee of $717,413, of which $96,686 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 1,590,731	$ 276,594	$ 342,192
Class B	110,556	6,047	44,052
Class C	56,179	—	13,594
Class S	610,290	43,221	155,610
Institutional Class	505	122	124
	$ 2,368,261	$ 325,984	$ 555,572

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. DIDI has voluntarily agreed to waive the 0.75% 12b-1 Distribution fee for Class B shares only. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2008
Class B	$ 282,251	$ 282,251	$ —
Class C	197,573	—	14,074
	$ 479,824	$ 282,251	$ 14,074

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 2,694,449	$ 149,386.24%
Class B	91,935	2,874.24%
Class C	65,508	2,342.25%
	$ 2,851,892	$ 154,602

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $44,824.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $85,767 and $2,533, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $71,523, of which $13,340 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $78,426 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2008, the Advisor agreed to reimburse the Fund $3,534, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the Fund's custodian fee was reduced by $4,836 and $10,084, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,165,160	$ 47,909,912	6,003,478	$ 59,764,564
Class B	246,224	2,284,341	381,489	3,819,268
Class C	318,017	2,950,515	471,227	4,709,936
Class R+	—	—	1,204	11,715
Class S	1,500,840	13,953,949	1,710,188	17,066,885
Institutional Class	—	—	1,972	20,000
		$ 67,098,717		$ 85,392,368
Shares issued to shareholders in reinvestment of distributions
Class A	3,860,707	$ 36,028,267	3,975,953	$ 39,554,424
Class B	126,785	1,196,258	182,391	1,822,451
Class C	64,095	600,257	65,448	650,040
Class S	1,211,047	11,294,779	1,251,572	12,452,182
Institutional Class	1,380	12,858	1,486	14,800
		$ 49,132,419		$ 54,493,897
Shares redeemed
Class A	(21,165,418)	$ (193,421,437)	(24,253,406)	$ (241,474,944)
Class B	(2,289,180)	(21,332,901)	(3,389,402)	(33,833,017)
Class C	(900,759)	(8,112,207)	(933,811)	(9,264,856)
Class R+	—	—	(991)	(9,663)
Class S	(6,608,089)	(59,926,281)	(7,033,396)	(70,047,109)
Institutional Class	(4,170)	(41,451)	(6,484)	(63,931)
		$ (282,834,277)		$ (354,693,520)
Shares converted
Class A+	—	$ —	173,622	$ 1,706,679
Class R+	—	—	(173,657)	(1,706,679)
		$ —		$ —
Redemption fees		$ 10,445		$ 11,529
Net increase (decrease)
Class A	(12,139,551)	$ (109,475,455)	(14,100,353)	$ (140,445,670)
Class B	(1,916,171)	(17,852,257)	(2,825,522)	(28,191,230)
Class C	(518,647)	(4,561,432)	(397,136)	(3,904,840)
Class R+	—	—	(173,444)	(1,704,627)
Class S	(3,896,202)	(34,674,959)	(4,071,636)	(40,520,228)
Institutional Class	(2,790)	(28,593)	(3,026)	(29,131)
		$ (166,592,696)		$ (214,795,726)
+ On June 28, 2006, the Board of the Fund approved the conversion of Class R shares of the Fund into Class A shares of the Fund. This conversion was completed on November 20, 2006, and Class R shares are no longer offered.

G. Payments Made by Affiliates

During the year ended October 31, 2008, the Advisor fully reimbursed the Fund $36,855 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Balanced Fund:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (the "Fund"), including the investment portfolio, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2008

Tax Information (Unaudited)

The Fund paid distributions of $0.05 per share from net long-term capital gains during its year ended October 31, 2008, of which 100% represents 15% rate gain.

For corporate shareholders, 22% of the income dividends paid during the Fund's fiscal year ended October 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $21,029,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DIMA, in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and DeAMi to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and DeAMi. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in the past year, including adding DeAMi as sub-advisor for a portion of the large-cap value allocation of the Fund, in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Balanced Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BALANCED FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$80,118	$0	$10,925	$0
2007	$54,520	$0	$7,435	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$10,925	$382,000	$1,474,733	$1,867,658
2007	$7,435	$486,614	$1,129,726	$1,623,775

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008